Exhibit 21.01

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

LEGAL VEHICLE	INCORPORATION

111 Boylston Street LLC	Delaware

18-2 Property Holdings, Inc.	Philippines

19-1 Realty Corporation	Philippines

2490827 Nova Scotia Limited	Canada

3086148 Nova Scotia Company	Canada

4000 South Redwood Road Member, LLC	Delaware

4000 South Redwood Road, LLC	Delaware

44-26 Hunter Street Realty Corporation	New York

4499441 Canada Inc.	Canada

6-24 Property Holdings, Inc.	Philippines

6-3 Property Holdings, Inc.	Philippines

845 West 3900 South, LLC	Delaware

9 West I Loan Funding LLC	Delaware

9 West II Loan Funding LLC	Delaware

AAMBG Reinsurance, Inc.	Vermont

AAMC, Inc.	Delaware

ABA SIS, S.A. de C.V.	Mexico

ABS (M) Sdn. Bhd.	Malaysia

ACC CBNA Loan Funding LLC	Delaware

ACC CFPI Loan Funding LLC	Delaware

Acciones y Valores Banamex, S.A. de C.V. Casa de Bolsa, Integrante del Grupo Financiero Banamex	Mexico

Acciones y Valores, S.A. de C.V. <El Salvador>	El Salvador

Achtundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

ACONA B.V.	Netherlands

Acorn NJ Straight Apartments, L.P.	New Jersey

Adam Capital Trust III	Delaware

Adam Statutory Trust III	Connecticut

Adam Statutory Trust IV	Connecticut

Adam Statutory Trust V	Connecticut

Adams Aircraft Ltd.	Japan

Administradora Ancon S.A.	Panama

Administradora de Fondos de Pensiones Confia, S.A.	El Salvador

Administradora de Portafolios EuroAmerican, Sociedad de Responsabilidad Limitada de Capital Variable	Mexico

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Administradora de Valores de Guatemala, Sociedad Anonima	Guatemala

ADV One, Inc.	Delaware

ADV Three, Inc.	Delaware

Advanced Molded Packaging LLC	Delaware

AEL Leasing Co., Inc.	Pennsylvania

AFJ Catalyzer No.1 Investment Enterprise Partnership	Japan

Afore Banamex, S.A. de C.V.	Mexico

AFSC Agency, Inc. <DE>	Delaware

AIC Card Services, Inc.	Japan

Alaska CBNA Loan Funding LLC	Delaware

Alaska CFPI Loan Funding LLC	Delaware

Albacore Investments, Ltd.	Bahamas

Alliant Tax Credit Fund XX, Ltd.	Florida

Alternative Investments MGR, Ltd.	Cayman Is.

ALW Consumers Association, Inc.	Georgia

American Health and Life Insurance Company	Texas

Anson Aircraft Ltd.	Japan

Ant Bridge No.1 Venture Capital Investment Limited Partnership	Japan

Antares Associates Limited	Bahamas

Arcadia Receivables Finance Corp. VII	Delaware

Arrendadora Banamex, S.A. de C.V., Organizacion Auxiliar del Credito, Integrante del Grupo Financiero Banamex	Mexico

ARX CBNA Loan Funding LLC	Delaware

ARX CFPI Loan Funding LLC	Delaware

Ascot Aircraft Ltd.	Japan

Asesores Corporativos de Costa Rica, S.A.	Costa Rica

Asia Broadcast Satellite (HK) Limited	Hong Kong

Asia Broadcast Satellite (US) LLC	Delaware

Asia Broadcast Satellite Holdings, Ltd.	Bermuda

Asia Broadcast Satellite, Ltd.	Bermuda

Asia Enterprise III Offshore L.P.	Cayman Is.

Asia Enterprise III Onshore L.P.	Delaware

Asia Investors II GP Holding LLC	Delaware

Asia Investors II Services Holding LLC	Delaware

Asia Investors LLC	Delaware

Asia Mortgage Finance	Cayman Is.

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Asia Retail Holdings Ltd.	Japan

Asset D Vehicle, Inc.	Delaware

Associated Madison Companies, Inc.	Delaware

Associates Asset Backed Securities Corp.	Delaware

Associates Capital Investments, L.L.C.	Delaware

Associates Capital Limited	England & Wales

Associates Corporation of North America <A Texas Corporation>	Texas

Associates Credit Services, Inc.	Delaware

Associates Finance (Taiwan) Inc.	Taiwan

Associates Financial Services (Mauritius) LLC	Mauritius

Associates First Capital Corporation	Delaware

Associates First Capital Mortgage Corporation	Delaware

Associates Housing Finance, LLC	Delaware

Associates India Holding Company Private Limited	India

Associates Information Services, Inc.	Delaware

Associates International Holdings Corporation	New York

Associates International Services, LLC	Delaware

Associates Venture Capital, LLC	Delaware

AST StockPlan, Inc.	Delaware

Astaire Associates Limited	Bahamas

Asuka Revival Fund Godo Kaisya	Japan

Asuka Revival Fund Limited	Japan

ATD Finance Corporation	Delaware

Atlantic General Investment Limited	Bermuda

Atlantis-Haussmann SAS	France

Atlantis-Haussmann SCI 1	France

Atlantis-Haussmann SCI 2	France

Atlantis-Haussmann SCI 3	France

Atlantis-Haussmann SCI 4	France

Atlantis-Haussmann SCI 5	France

Atlantis-Haussmann SCI 6	France

Atlantis-Haussmann SCI 7	France

Atlantis-Haussmann SCI 8	France

Atlantis-Haussmann SCI 9	France

ATOP I, LLC	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

ATOP II, LLC	Delaware

ATV Loan Funding LLC	Delaware

ATV2 Loan Funding LLC	Delaware

Auriga Amusement Properties KK	Japan

Aus Holdings (2007) Limited	England

AUSINV 2007 Limited	England

Automated Trading Desk Brokerage Services, LLC	Delaware

Automated Trading Desk Financial Services, LLC	South Carolina

Automated Trading Desk Holdings, Inc.	Delaware

Automated Trading Desk, LLC	Delaware

Aval Card, S.A. de C.V.	El Salvador

Avco Trust	England & Wales

Avi Escindida 1, S. de R.L. de C.V.	Mexico

AVL Loan Funding LLC	Delaware

AVL2 Loan Funding LLC	Delaware

Azabu Credit Management Company Ltd.	Cayman Is.

B.I.H. Brasseries Internationales Holding (Eastern) Limited	Gibraltar

Balboa Reinsurance, Ltd.	Turks and Caicos Islands

Ball (Nominee) & Co., L.L.C.	Delaware

Ballane SAS	France

Baltic Pharma Limited	Cayman Is.

Banamex Accival Asset Management, Ltd.	Ireland

Banamex USA Bancorp	California

Banco Citibank (Panama), S.A.	Panama

Banco Citibank de Costa Rica S.A.	Costa Rica

Banco Citibank de El Salvador, S.A.	El Salvador

Banco Citibank de Honduras, S.A.	Honduras

Banco Citibank de Nicaragua, S.A.	Nicaragua

Banco Citibank Guatemala, S.A.	Guatemala

Banco Citibank S.A.	Brazil

Banco Citicard S.A.	Brazil

Banco CMB (Costa Rica) S.A.	Costa Rica

Banco de Honduras S.A.	Honduras

Banco J.P. Morgan, S.A., Institucion de Banca Multiple, JP Morgan Grupo Financiero, Division Fiduciaria Bajo El Fideicomiso No. F/00202	Mexico

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Banco J.P. Morgan, S.A., Institucion de Banca Multiple, JP Morgan Grupo Financiero, en su Caracter de Institucion Fiduciaria bajo el Fideicomiso No. F/0003	Mexico

Banco Nacional de Mexico, S.A.	Mexico

Bancuscatlan Transfers Inc.	California

Bangkok e’Service Limited	Thailand

Bank Handlowy w Warszawie S.A.	Poland

Bank Rozwoju Cukrownictwa S.A.	Poland

Barnes & Co., L.L.C.	Delaware

Barrow Aircraft Ltd.	Japan

Bascom NW SLC Portfolio LLC	Delaware

BAZV Casa Alegre Tucson LLC	Delaware

BAZV Fountain Village Tucson LLC	Delaware

BAZV La Hacienda Tucson LLC	Delaware

BAZV Meridian Tucson LLC	Delaware

BAZV Montierra Rucson LLC	Delaware

BAZV Ria Nova Tucson LLC	Delaware

BAZV Tucson Portfolio II Investors LLC	Delaware

BAZV Tucson Portfolio II LLC	Delaware

BB Call, Inc.	Japan

BCI1 Loan Funding LLC	Delaware

Beecher CBNA Loan Funding LLC	Delaware

Beecher CFPI Loan Funding LLC	Delaware

Beijing Chen De Bao Auto Sales Company Limited	China

Beijing Dong Bao Jin Long Economy and Trade Development Company Limited	China

Beijing Yanbao Auto Service Co. Ltd.	China

BELL24Cell Product, Inc.	Japan

Bellsystem24 Inc.	Japan

Benco & Co., L.L.C.	Delaware

Bershaw & Company	Canada

Beymen Magazacilik A.S.	Turkey

BGH International Holdings, LLC	Delaware

Biofarm Ilac Sanayi ve Ticaret A.S.	Turkey

Biofarma Ilac Sanayi ve Ticaret A.S.	Turkey

Birchwood EHP, L.P.	Tennessee

Bismarck CBNA Loan Funding LLC	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Bismarck CFPI Loan Funding LLC	Delaware

BISYS Financial Services Ltd.	Bermuda

BISYS Financing Company	Delaware

BISYS Fund Services (Guernsey) Limited	Channel Is.

Bisys Fund Services LTD	Ireland

BISYS Hedge Fund Director Services Limited	Cayman Is.

BISYS Hedge Fund Holdings Limited	Bermuda

BISYS Management Company	Delaware

BISYS Offshore Holdings, Ltd.	Bermuda

Blackwater Aircraft Ltd.	Japan

Blue 1 Asset Securitization Specialty Limited	Korea, Republic of

Blue Three Asset Securitization Specialty Limited	Korea, Republic of

Blue Two Asset Securitization Specialty Limited	Korea, Republic of

Bluffview Towers GP LLC	Delaware

Bluffview Towers LP	Texas

Bond Collateral Agency GmbH	Germany

BOOC Financial Corp. B.V.I.	British Virgin Is.

BOOC Leasing International Co., Ltd.	Taiwan

Borden & Co., L.L.C.	Delaware

Bow Lane Nominees Pty Ltd	Australia

Bow River Finance ULC	Canada

Bowery CBNA Loan Funding LLC	Delaware

Bowery CFPI Loan Funding LLC	Delaware

Bowyang Nominees Pty Limited	Australia

Bracewood Developments Limited	British Virgin Is.

Braveheart Investors LP	Delaware

Brazil Bond Trust	New York

Brazil Holdings Inc. Limited	Bahamas

Brennan Limited	Cayman Is.

Bridge Albuquerque Portfolio, LLC	Delaware

Bridge Albuquerque Villa Del Oso, LLC	Delaware

Bridge Albuquerque Vista Montana, LLC	Delaware

Brisbane Aircraft Ltd.	Japan

Bronte Aircraft Ltd.	Japan

Brooklyn Excellence Investment Fund, LLC	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Buchanan Limited	Cayman Is.

C.I.P.M. Nominees Limited	Jersey, Channel Is.

C/Base Enterprises, Inc.	Canada

CA CPI JV LLC	Delaware

CA Nova Holding LLC	Delaware

Cabot Financial (Europe) Limited	United Kingdom

Cabot Financial (Ireland) Ltd	Ireland

Cabot Financial (UK) Limited	United Kingdom

Cabot Financial Debt Recovery Services Limited	United Kingdom

Cabot Financial Group Ltd	England

Cabot Financial Holdings Group Limited	England

Cabot Financial Holdings Limited	United Kingdom

Cabot Financial Limited	England

Cabot Services (Europe) S.A.S.	France

Cabot Spain S.L.	Spain

CAI RE Mezzanine Advisor III, LLC	Delaware

CAIROLI FINANCE S.R.L.	Italy

Cal Fed Holdings, Inc.	California

Cal Fed Insurance Agency, Inc.	California

Calex Nominees Pty Limited	Australia

Campus West S.a r.l.	Luxembourg

Camwil Lease, Inc.	Delaware

Canary Fundo De Aplicacao Em Quotas De Fundo De Investimento	Brazil

Canberra Aircraft Ltd.	Japan

Capital Fundo De Investimento Financeiro	Brazil

Capital International Consultants Inc.	Panama

Capital Residential Fund Nominee No.1 Limited	England

Capital Residential Fund Nominee No.2 Limited	England

Capitol Private Opportunities LP	Delaware

Carmela S.a.r.l.	Luxembourg

CayCo Noteholder Limited	Cayman Is.

CBC International Real Estate LP LLC	Delaware

CBC/TST Investments LLC	Delaware

CC Home Lenders Financial, Inc.	Georgia

CC Retail Services, Inc.	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

C-Cayco Co-Investment Limited	Cayman Is.

C-Cayco Investment Holding, L.P.	Cayman Is.

CCD Immobilien Beteiligungs GmbH	Germany

CCD Mortgage Securities, Inc.	Delaware

CCF CBNA Loan Funding LLC	Delaware

CCF CFPI Loan Funding LLC	Delaware

CCIL (Nominees) Limited	Jersey, Channel Is.

CCIL Pension Scheme Trustees Limited	Jersey, Channel Is.

CCP Asia JP Investment LLC	Delaware

CDC Holdings Inc.	Delaware

CDL Loan Funding LLC	Delaware

Cedar Creek Finance ULC	Canada

CEFOF GP I Corp.	Delaware

CELFOF GP Corp.	Delaware

Centaur Investment Corporation	Delaware

Centauri Corporation	Cayman Is.

Centro Unico de Credito, Sociedad Anonima	Guatemala

Century Land Limited	Hong Kong

CFG 1, LLC	Delaware

CFG 2, LLC	Delaware

CFG 3, LLC	Delaware

CFIA Management Company S.a.r.l.	Luxembourg

CFJ G.K.	Japan

CFJ Holdings Ltd.	Japan

CG Casey I, LLC	Delaware

CGI Capital, Inc.	Delaware

CGI CPE LLC	Delaware

CGI FIM II LLC	Delaware

CGI FIM LLC	Delaware

CGI Private Equity LP LLC	Delaware

CGMF (Citi) Ltd.	Cayman Is.

CGMJV, LLC	Delaware

CGMRFC, LLC	Delaware

Cheapside Holdings (Jersey) Limited	Jersey, Channel Is.

Chelsea Participacoes Societarias e Investimentos Ltda.	Brazil

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Chesapeake Appraisal and Settlement Services Inc.	Maryland

Chesapeake Title Reinsurance Company, Inc.	Vermont

China Gas Industry Investment Holdings Co. Ltd.	Cayman Is.

Chinfon Cement Corporation	Vietnam

Chinfon Vietnam Holding Co., Ltd.	British Virgin Is.

Chud Corp.	Delaware

CIB Properties Limited	England

CIGPF CREAR PAIS LTDA	Colombia

CIGPF I Corp.	New York

CIGPF II Corp.	New York

CIGPF III Corp.	New York

CIP Airports Cooperatieve U.A.	Netherlands

CIP Airports LLC	Delaware

CIP Airports Ltd.	Canada

CIP Airports, L.P.	England

CIP IRPUT Fund Nominee No 1 Limited	England

CIP IRPUT Fund Nominee No 2 Limited	England

CitCor Franconia Berlin 1 S.a r.l.	Luxembourg

CitCor Franconia Berlin II S.a r.l.	Luxembourg

CitCor Franconia Berlin III S.a r.l.	Luxembourg

Citcor Franconia Berlin IV S.a r.l.	Luxembourg

Citcor Franconia Berlin V S.a r.l.	Luxembourg

Citcor Franconia Berlin VI S.a r.l.	Luxembourg

Citcor Franconia Boizenburg I S.a r.l.	Luxembourg

Citcor Franconia Boizenburg II S.a r.l.	Luxembourg

Citcor Franconia Boizenburg III S.a r.l.	Luxembourg

Citcor Franconia Commercial S.a r.l.	Luxembourg

Citcor Franconia Dresden I S.a r.l.	Luxembourg

Citcor Franconia Dresden II S.a r.l.	Luxembourg

Citcor Franconia Dresden III S.a r.l.	Luxembourg

CitCor Franconia Erfurt S.a r.l.	Luxembourg

Citcor Franconia Kassel S.a r.l.	Luxembourg

Citcor Franconia Leipzig S.a r.l.	Luxembourg

CitCor Franconia Nord S.a r.l.	Luxembourg

CitCor Franconia Ost S.a r.l.	Luxembourg

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

CitCor Franconia Privatisierung S.a r.l.	Luxembourg

CitCor Franconia Retail S.a r.l.	Luxembourg

CitCor Franconia Share S.a r.l.	Luxembourg

CitCor Franconia Sud S.a r.l.	Luxembourg

Citcor Residential Holdings S.a r.l.	Luxembourg

Citi (Nominees) Limited	Hong Kong

Citi (UK) Pension Trustee Limited	England

CITI 1983 Investments GP Inc.	Delaware

Citi 1985 Investments GP Inc.	Delaware

Citi a.s.	Czech Republic

Citi Accival S.A. Corredores De Bolsa	Chile

Citi Assurance Services, Inc.	Maryland

Citi BB-1 Investment Fund LLC	Delaware

Citi Business Services Costa Rica	Costa Rica

Citi Cards Canada Holding Corporation	Delaware

Citi Cards Canada Inc.	Canada

Citi Cards Japan Kabushiki Kaisha	Japan

Citi Cards South Dakota Acceptance Corp.	Delaware

Citi Center Building Corporation	Philippines

Citi Colfondos S.A. Pensiones y Cesantias	Colombia

Citi Credit Service Co., Ltd.	Korea, Republic of

Citi Factoring Costa Rica S.A.	Costa Rica

Citi Fondos Sociedad de Fondos de Inversion S.A.	Costa Rica

Citi Fund Services (Asia), Limited	Hong Kong

Citi Fund Services (Cayman), Ltd.	Cayman Is.

Citi Fund Services (Ireland), Limited	Ireland

Citi Fund Services Ohio, Inc.	Ohio

Citi Fund Services, Inc.	Delaware

Citi Global Wealth Management S.A.M	Monaco

Citi Greenwich Street Capital Partners II, L.P.	Delaware

Citi Greenwich Street Partners LLC	Delaware

Citi Hedge Fund Services (B.V.I.), Limited	British Virgin Is.

Citi Hedge Fund Services (Cayman), Ltd.	Cayman Is.

Citi Hedge Fund Services (Ireland), Limited	Ireland

Citi Hedge Fund Services North America, Inc.	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citi Hedge Fund Services, Inc.	Delaware

Citi Hedge Fund Services, Ltd.	Bermuda

Citi Hicks Muse Partners, L.P.	Delaware

Citi Infrastructure Investments (UK Water) Ltd	Cayman Is.

Citi Infrastructure Investments LLC	Delaware

Citi Infrastructure Investors Carried Interest Plan LP	Delaware

Citi Insurance Service S.A./N.V.	Belgium

Citi International Financial Services, LLC	Puerto Rico

Citi Inversiones, S.A. de C.V.	El Salvador

Citi Investor Services, Inc.	Delaware

Citi Islamic Investment Bank E.C.	Bahrain

Citi Islamic Portfolios S.A.	Luxembourg

Citi Kartendienstleistungs GmbH	Germany

Citi Leasing Costa Rica S.A.	Costa Rica

Citi Menkul Degerler Anonim Sirketi	Turkey

Citi Omni-S Finance LLC	Delaware

Citi Operaciones A.I.E.	Spain

Citi Overseas Investments Bahamas Inc.	Bahamas

Citi PD Plan Sponsor Limited	England

Citi Pensions & Trustees Ltd	England

Citi Private Equity Services, Inc.	Delaware

Citi Private Management LLC	Delaware

Citi Private Selection Fund I, L.L.C.	New York

Citi Recovery, A.I.E.	Spain

Citi Renewable Investments 1 LLC	Delaware

Citi Residential Lending Inc.	Delaware

Citi Residual Investments, LLC	Delaware

Citi Smith Barney Pty Limited	Australia

Citi Structures Mexico, S. de R.L. de C.V.	Mexico

Citi Swapco Inc.	Delaware

Citi Tarjetas de Costa Rica S.A.	Costa Rica

Citi Technology Services Limited	India

Citi Trust de Costa Rica S.A.	Costa Rica

Citi Valores Accival S.A.	Costa Rica

Citi Valores Accival, S.A. <Nicaragua>	Nicaragua

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citi Valores de El Salvador S.A. de C.V.	El Salvador

Citi Verwaltungs GmbH	Germany

Citibank - Corretora de Seguros S.A.	Brazil

Citibank (Banamex USA)	California

Citibank (Channel Islands) Limited	Jersey, Channel Is.

Citibank (China) Co., Ltd.	China

Citibank (Hong Kong) Limited	Hong Kong

Citibank (Slovakia) a.s.	Slovakia

Citibank (South Dakota), National Association	United States

Citibank (Switzerland)	Switzerland

Citibank (Trinidad & Tobago) Limited	Trinidad and Tobago

Citibank Anonim Sirketi	Turkey

Citibank Aruba N.V.	Aruba

Citibank Australia Staff Superannuation Pty Limited	Australia

Citibank Belgium S.A./N.V.	Belgium

Citibank Berhad	Malaysia

Citibank Brazilian Annex VI Trust	New York

Citibank Cameroon	Cameroon

Citibank Canada	Canada

Citibank Canada Investment Funds Limited	Canada

Citibank Cartoes Participacoes Ltda.	Brazil

Citibank Consumers Nominee Pte. Ltd.	Singapore

Citibank Cote d’Ivoire S.A.	Ivory Coast

Citibank del Peru S.A.	Peru

Citibank Domestic Investment Corp.	Delaware

Citibank Employee Benefit Plan Trustees Ireland Limited	Ireland

Citibank Espana S.A.	Spain

Citibank Europe plc	Ireland

Citibank Finance Limited	Singapore

Citibank Holdings Ireland Limited	Ireland

Citibank Insurance Brokerage S.A.	Greece

Citibank International plc	England

Citibank Investments Limited	England

Citibank Japan Ltd.	Japan

Citibank Kereskedelmi es Szolgaltato Kft	Hungary

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citibank Korea Inc.	Korea, Republic of

Citibank Leasing S.A.-Arrendamento Mercantil	Brazil

Citibank London Nominees Limited	England

Citibank Maghreb	Morocco

Citibank Malaysia (L) Limited	Malaysia

Citibank Mediador, Operador de Banca-Seguros Vinculado, Sociedad Anonima	Spain

CITIBANK MERCADO DE CAPITALES, C.A. (CITIMERCA) ASESORA DE INVERSION Y CASA DE BOLSA	Venezuela

Citibank Mortgage Reinsurance, Inc.	Vermont

Citibank Nigeria Limited	Nigeria

Citibank NMTC Corporation	Delaware

Citibank Nominees (Ireland) Limited	Ireland

Citibank Nominees (New Zealand) Limited	New Zealand

Citibank Nominees Singapore Pte. Ltd.	Singapore

Citibank Overseas Investment Corporation	United States

Citibank Pensions Trustees Ireland Ltd.	Ireland

Citibank Romania S.A.	Romania

Citibank Savings, Inc.	Philippines

Citibank Securities (Taiwan) Limited	Taiwan

Citibank Senegal S.A.	Senegal

Citibank Singapore Limited	Singapore

Citibank Strategic Technology Inc.	Delaware

Citibank Taiwan Ltd.	Taiwan

Citibank Tanzania Limited	Tanzania

Citibank Uganda Limited	Uganda

Citibank Zambia Limited	Zambia

Citibank Zrt.	Hungary

Citibank, N.A.	United States

Citibank-Colombia S.A.	Colombia

Citibank-Distribuidora de Titulos e Valores Mobiliarios S.A.	Brazil

Citibrazil Bond Fund - Fundo De Investimento Financeiro	Brazil

CitiCapital Commercial Corporation	Canada

CitiCapital Commercial Leasing ULC	Canada

CitiCapital Fleet Limited	England & Wales

CitiCapital Leasing (June) Limited	England & Wales

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

CitiCapital Leasing (March) Limited	England

CitiCapital Technology Finance, Inc.	Pennsylvania

CitiCapital ULC	Ontario

Citicard S.A.	Argentina

Citicards Credit Services, Inc.	Puerto Rico

Citiclient (CPF) Nominees Limited	Wales

Citiclient (CPF) Nominees No 2 Limited	Wales

Citiclient Nominees No 1 Limited	Wales

Citiclient Nominees No 2 Limited	Wales

Citiclient Nominees No 3 Limited	Wales

Citiclient Nominees No 4 Limited	Wales

Citiclient Nominees No 5 Limited	Wales

Citiclient Nominees No 6 Limited	Wales

Citiclient Nominees No 7 Limited	Wales

Citiclient Nominees No 8 Limited	Wales

Citiclient Nominees No 9 Limited	England

Citicorp (Jersey) Limited	Jersey, Channel Is.

Citicorp (Mexico) Holdings LLC	Delaware

Citicorp Administradora de Inversiones S.A.	Argentina

Citicorp Administrative Services, Inc.	Texas

Citicorp Aircraft Management, Inc.	Delaware

Citicorp Bankers Leasing Corporation	Delaware

Citicorp Bankers Leasing Finance Corporation	Delaware

Citicorp Banking Corporation	Delaware

Citicorp Capital Investors Europe Limited	Delaware

Citicorp Capital Investors, Limited	Delaware

Citicorp Capital Management LLC	Delaware

Citicorp Capital Markets Limited	India

Citicorp Capital Markets Sociedad Anonima	Argentina

Citicorp Capital Markets Uruguay S.A.	Uruguay

Citicorp Capital Philippines, Inc.	Philippines

Citicorp Churchill Lease, Inc.	Delaware

Citicorp Clearing Services India Limited	India

Citicorp Community Development, Inc.	New York

Citicorp Credit Services, Inc.	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citicorp Credit Services, Inc. (Delaware)	Delaware

Citicorp Credit Services, Inc. (USA)	Delaware

Citicorp Customer Services S.L.	Spain

Citicorp Data Systems Incorporated	Delaware

Citicorp Delaware Equity, Inc.	Delaware

Citicorp Delaware Services, Inc.	Delaware

Citicorp Del-Lease, Inc.	Delaware

Citicorp Development Center, Inc.	Delaware

Citicorp Diners Club Inc.	Delaware

Citicorp Epic Finance, Inc.	Delaware

Citicorp Finance (India) Limited	India

Citicorp Finance International Ltd.	Bermuda

Citicorp Finance Taiwan Inc.	Taiwan

Citicorp Financial Services and Insurance Brokerage Philippines, Inc.	Philippines

Citicorp Financial Services Limited	Hong Kong

Citicorp Finanziaria S.p.A.	Italy

Citicorp FSC I Ltd.	Bermuda

Citicorp FSC II Ltd.	Bermuda

Citicorp Funding, Inc.	Delaware

Citicorp General Insurance Agency Corporation	Taiwan

Citicorp Global Holdings, Inc.	Delaware

Citicorp Global Lease, Inc.	Delaware

Citicorp Holdings Inc.	Delaware

Citicorp Home Equity, Inc.	North Carolina

Citicorp Home Mortgage Services, Inc.	North Carolina

Citicorp Insurance Agency Co., Ltd.	Taiwan

Citicorp Insurance Services, Inc.	Delaware

Citicorp Insurance USA, Inc.	Vermont

Citicorp International Finance Corporation	Delaware

Citicorp International Limited	Hong Kong

Citicorp International Trading Company, Inc.	Delaware

Citicorp Inversora S.A. Gerente de Fondos Comunes de Inversion	Argentina

Citicorp Investment Bank (Singapore) Limited	Singapore

Citicorp Investment Partners, Inc.	Delaware

Citicorp Investments Limited	Australia

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citicorp Leasing (Deutschland) GmbH	Germany

Citicorp Leasing (Thailand) Limited	Thailand

Citicorp Leasing International LLC	Delaware

Citicorp Lescaman, Inc.	Delaware

Citicorp Maruti Finance Limited	India

Citicorp Mercantil-Participacoes e Investimentos S.A.	Brazil

Citicorp Merchant Bank Limited	Trinidad and Tobago

Citicorp Mezzanine Partners III, L.P.	Delaware

Citicorp Mezzanine Partners, L.P.	New York

Citicorp Mortgage Securities, Inc.	Delaware

Citicorp MT Aquarius Ship, Inc.	Delaware

Citicorp MT Aries Ship, Inc.	Delaware

Citicorp Municipal Mortgage Inc.	Delaware

Citicorp Municipal Mortgage Trust	Delaware

Citicorp National Services, Inc.	Delaware

Citicorp Nevada Leasing, Inc.	California

Citicorp Nominees Pty Ltd	Australia

Citicorp North America, Inc.	Delaware

Citicorp Operations Consulting GmbH	Germany

Citicorp Payment Services, Inc.	Delaware

Citicorp Pension Management Ltd.	Bahamas

Citicorp Peru S.A. Sociedad Agente de Bolsa	Peru

Citicorp Peru Sociedad Titulizadora S.A.	Peru

Citicorp Petrolease, Inc.	Delaware

Citicorp Railmark, Inc.	Delaware

Citicorp Real Estate, Inc.	Delaware

Citicorp Residential Mortgage Securities, Inc.	Delaware

Citicorp Securities (Thailand) Limited	Thailand

Citicorp Securities Asia Pacific Limited	Hong Kong

Citicorp Securities International (RP), Inc.	Philippines

Citicorp Securities Investment Consulting Inc.	Taiwan

Citicorp Securities Services, Inc.	Delaware

Citicorp Securities West Africa	Ivory Coast

Citicorp Services Inc.	Delaware

Citicorp Services Limited	New Zealand

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citicorp Servium S.A.	Peru

Citicorp Sierra Lease, Inc.	Delaware

Citicorp Software and Technology Services (Shanghai) Limited	China

Citicorp Strategic Technology Corporation	Delaware

Citicorp Subsahara Investments, Inc.	Delaware

Citicorp Technology Holdings Inc.	Delaware

Citicorp Translease, Inc.	Delaware

Citicorp Trust Bank, fsb	United States

Citicorp Trust South Dakota	South Dakota

Citicorp Trust, National Association	United States

Citicorp Trustee (Singapore) Limited	Singapore

Citicorp Trustee Company Limited	England

Citicorp Tulip Lease, Inc.	Delaware

Citicorp USA, Inc.	Delaware

Citicorp Valores S.A. Sociedad de Bolsa	Argentina

Citicorp Vendor Finance, Ltd.	Canada

Citicorp Venture Capital (Cayman) Ltd.	Cayman Is.

Citicorp Venture Capital Investors Limited	Cayman Is.

Citicorp Vermogensverwaltungs GmbH	Germany

Citicorp Vermogensverwaltungs GmbH & Co. Finanz KG	Germany

Citicorporate Limited	England

CITICREDITO Sociadad Anonima de Capital Variable	Honduras

CitiDel, Inc.	Delaware

CitiEquity Pan Europe Smaller Companies	Luxembourg

Citi-Europe Co-Invest, L.P.	Delaware

Citifin S.A. E.F.C.	Spain

Citifinance Limited	Jamaica

Citifinance S.A.	Haiti

CitiFinancial Administrative Services of Canada, Inc.	Canada

CitiFinancial Auto Corporation	South Carolina

CitiFinancial Auto Credit, Inc.	Texas

CitiFinancial Auto, Ltd.	Minnesota

CitiFinancial Canada East Corporation	Canada

CitiFinancial Canada, Inc.	Canada

CitiFinancial Company	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citifinancial Consumer Finance India Limited	India

CitiFinancial Consumer Services, Inc.	Delaware

CitiFinancial Corporation <CO>	Colorado

CitiFinancial Corporation Limited	England & Wales

CitiFinancial Corporation, LLC	Delaware

CitiFinancial Credit Company	Delaware

CitiFinancial Delaware LLC	Delaware

CitiFinancial Europe plc	England & Wales

CitiFinancial Holdings Limited	England & Wales

CitiFinancial Insurance Agency of Florida, Inc.	Florida

Citifinancial Insurance Agency of Nevada, Inc.	Nevada

CitiFinancial Insurance Agency of Washington, Inc.	Washington

CitiFinancial Insurance Agency, Inc.	Wyoming

CitiFinancial Insurance Services India Limited	India

CitiFinancial Limited	England & Wales

CitiFinancial Management Corporation	Maryland

CitiFinancial Mortgage Company (FL), LLC	Delaware

CitiFinancial Mortgage Company, LLC	Delaware

CitiFinancial Mortgage Securities Inc.	Delaware

CitiFinancial Print Limited	England & Wales

CitiFinancial Promotora De Negocios & Cobranca Ltda.	Brazil

CitiFinancial Retail Services India Limited	India

CitiFinancial Services of Mississippi, LLC	Delaware

CitiFinancial Services of Puerto Rico, Inc.	Puerto Rico

CitiFinancial Services, Inc.<CA>	California

CitiFinancial Services, Inc.<DE>	Delaware

CitiFinancial Services, Inc.<GA>	Georgia

CitiFinancial Services, Inc.<KY>	Kentucky

CitiFinancial Services, Inc.<MA>	Massachusetts

CitiFinancial Services, Inc.<MN>	Minnesota

CitiFinancial Services, Inc.<MO>	Missouri

CItiFinancial Services, Inc.<OH>	Ohio

CitiFinancial Services, Inc.<OK>	Oklahoma

CitiFinancial Services, Inc.<PA>	Pennsylvania

CitiFinancial Services, Inc.<UT>	Utah

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

CitiFinancial Services, Inc.<VA>	Virginia

CitiFinancial, Inc. <HI>	Hawaii

CitiFinancial, Inc. <IA>	Iowa

CitiFinancial, Inc. <KY>	Kentucky

CitiFinancial, Inc. <MD>	Maryland

CitiFinancial, Inc. <NY>	New York

CitiFinancial, Inc. <OH>	Ohio

CitiFinancial, Inc. <SC>	South Carolina

CitiFinancial, Inc. <TN>	Tennessee

CitiFinancial, Inc. <WV>	West Virginia

CitiFinancial, Inc. NC	North Carolina

CitiFinancial, Inc.<TX>	Texas

Citiflight, Inc.	Delaware

Citifriends Nominee Limited	England

Citigroup (Congo) S.A.R.L.	Congo

Citigroup (Jersey) Limited	Jersey, Channel Is.

Citigroup AAA Energy Fund L.P. II	New York

Citigroup AAA Master Fund LLC	New York

Citigroup Abingdon Futures Fund LP	New York

Citigroup Acquisition LLC	Delaware

Citigroup Alternative Investments (Ireland) Limited	Ireland

Citigroup Alternative Investments European Fund Advisor, LLC	Delaware

Citigroup Alternative Investments General Real Estate Mezzanine Investments II, LLC	Delaware

Citigroup Alternative Investments GP, LLC	Delaware

Citigroup Alternative Investments Limited Real Estate Mezzanine Investments III LLC	Delaware

Citigroup Alternative Investments LLC	Delaware

Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC	Delaware

Citigroup Alternative Investments Opportunity Fund IV Associates, LLC	Delaware

Citigroup Alternative Investments Opportunity Fund V Associates (Domestic), LLC	Delaware

Citigroup Alternative Investments Opportunity Fund V Associates (International), LLC	Delaware

Citigroup Alternative Investments Private Equity GP LLC	Delaware

Citigroup Alternative Investments Real Estate GP LLC	Delaware

Citigroup Alternative Investments Structuring Facility Ltd.	Cayman Is.

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citigroup Asia Pacific Holding Corporation	Delaware

Citigroup Asset Management Investments LLC	Delaware

Citigroup BUSA Holdings Inc.	Delaware

Citigroup Business Process Solutions Pte. Ltd.	Singapore

Citigroup Capital Finance Ireland Limited	England

Citigroup Capital III	Delaware

Citigroup Capital IX	Delaware

Citigroup Capital Korea Inc.	Korea, Republic of

Citigroup Capital Partners I (Cayman), L.P.	Cayman Is.

Citigroup Capital Partners I (DE-UK), LP	Delaware

Citigroup Capital Partners I (Master Fund), LP	Delaware

Citigroup Capital Partners I (UK), LP	England

Citigroup Capital Partners I (US-UK), LP	Delaware

Citigroup Capital Partners I CPE Corp.	Delaware

Citigroup Capital Partners I Energy, LLC	Delaware

CITIGROUP CAPITAL PARTNERS I GP I CORP.	Delaware

Citigroup Capital Partners I GP II Corp.	Delaware

Citigroup Capital Partners I, LP	Delaware

Citigroup Capital Partners II 2006 Citigroup Investment, L.P.	Delaware

Citigroup Capital Partners II 2007 Citigroup Investment, L.P.	Delaware

Citigroup Capital Partners II 2008 Citigroup Investment, L.P.	Delaware

Citigroup Capital Partners II Argenta LLC	Delaware

Citigroup Capital Partners II Cayman Employee Fund, L.P.	Cayman Is.

Citigroup Capital Partners II Cayman Holdings, L.P.	Cayman Is.

Citigroup Capital Partners II Cordillera III LLC	Delaware

Citigroup Capital Partners II Cordillera III Underlying LP	Delaware

Citigroup Capital Partners II Employee Master Fund, L.P.	Delaware

Citigroup Capital Partners II FIM LLC	Delaware

Citigroup Capital Partners II Offshore, L.P.	Cayman Is.

Citigroup Capital Partners II Onshore, L.P.	Delaware

Citigroup Capital Partners II Talon LLC	Delaware

Citigroup Capital Partners II Talon Underlying LP	Delaware

Citigroup Capital Partners II U.K. Employee Fund, L.P.	Delaware

Citigroup Capital Partners II U.K. Underlying Fund, L.P.	England

Citigroup Capital Partners II U.S. - U.K. Employee Fund, L.P.	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citigroup Capital Partners II U.S. Employee Fund, L.P.	Delaware

Citigroup Capital Sdn. Bhd.	Malaysia

Citigroup Capital VII	Delaware

Citigroup Capital VIII	Delaware

Citigroup Capital X	Delaware

Citigroup Capital XI	Delaware

Citigroup Capital XIV	Delaware

Citigroup Capital XV	Delaware

Citigroup Capital XVI	Delaware

Citigroup Capital XVII	Delaware

Citigroup Capital XXIX	Delaware

Citigroup Capital XXX	Delaware

Citigroup Capital XXXI	Delaware

Citigroup Capital XXXII	Delaware

Citigroup CCDE Investment Fund LLC	Delaware

Citigroup Centre 1 Limited	England

Citigroup Chile S.A.	Chile

Citigroup Commercial Mortgage Participation LLC	Delaware

Citigroup Commercial Mortgage Securities Inc.	Delaware

Citigroup Counterparty Risk LLC	Delaware

Citigroup Data Processing (Shanghai) Co., Ltd.	China

Citigroup Delaware Finance General Partner LLC	Delaware

Citigroup Delaware Finance Limited Partnership	Delaware

Citigroup Delaware First Finance LLC	Delaware

Citigroup Delaware Second Finance LLC	Delaware

Citigroup Derivatives Markets Inc.	Delaware

Citigroup Diversified 2000 Futures Fund L.P.	New York

Citigroup Diversified Futures Fund L.P.	New York

Citigroup Emerging CTA Portfolio L.P.	New York

Citigroup Employee Fund of Funds (Cayman) I, LP	Cayman Is.

Citigroup Employee Fund of Funds (DE-UK) I, LP	Delaware

Citigroup Employee Fund of Funds (Master Fund) I, LP	Delaware

Citigroup Employee Fund of Funds (UK) I, LP	England

Citigroup Employee Fund of Funds (US-UK) I, LP	Delaware

Citigroup Employee Fund of Funds I, LP	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citigroup Energy Advisors Portfolio LP	Delaware

Citigroup Energy Canada Holdings ULC	Canada

Citigroup Energy Canada ULC	Canada

Citigroup Energy Holdings Inc.	Delaware

Citigroup Energy Inc.	Delaware

Citigroup Fairfield Futures Fund L.P.	New York

Citigroup Fairfield Futures Fund L.P. II	New York

Citigroup Finance Canada Inc.	Canada

Citigroup Finance Limited Partnership	Delaware

Citigroup Finance LLC	Delaware

Citigroup Financial Products Inc.	Delaware

Citigroup Financial Strategies Inc.	Delaware

Citigroup First Investment Management Limited	Hong Kong

Citigroup FOF LLC	Delaware

Citigroup Forex Inc.	Delaware

Citigroup Fund Services (Bermuda) Ltd.	Bermuda

Citigroup Fund Services (BVI) Ltd.	British Virgin Is.

Citigroup Fund Services (Cayman) Ltd.	Cayman Is.

Citigroup Fund Services Canada Holding Co.	Canada

Citigroup Fund Services Canada, Inc.	Canada

Citigroup Fund Services, LLC	Delaware

Citigroup Funding Inc.	Delaware

Citigroup Funding Limited Partnership	Delaware

Citigroup General Partner LLC	Delaware

Citigroup Global Diversified Futures Fund L.P.	New York

Citigroup Global Investments Japan K.K.	Japan

Citigroup Global Investments Offshore Investment Holdings Ltd.	Cayman Is.

Citigroup Global Investments Real Estate LP LLC	Delaware

Citigroup Global Markets (International) Finance AG	Switzerland

Citigroup Global Markets (Loan Notes) Inc.	Delaware

Citigroup Global Markets (Proprietary) Limited	South Africa

Citigroup Global Markets Asia Capital Corporation Limited	Ireland

Citigroup Global Markets Asia Limited	Hong Kong

Citigroup Global Markets Asia Pacific Limited	Delaware

Citigroup Global Markets Australia Financial Products Limited	Australia

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citigroup Global Markets Australia Holdings Pty Limited	Australia

Citigroup Global Markets Australia Nominees No. 2 Pty Limited	Australia

Citigroup Global Markets Australia Pty Limited	Australia

Citigroup Global Markets Bangladesh Private Limited	Bangladesh

Citigroup Global Markets BB Inc.	Delaware

Citigroup Global Markets Brasil Holdings Inc.	Delaware

Citigroup Global Markets Brasil, Corretora De Cambio Titulos E Valores Mobiliarios S.A.	Brazil

Citigroup Global Markets Canada Holding Company	Canada

Citigroup Global Markets Canada Inc.	Canada

Citigroup Global Markets China Limited	Hong Kong

Citigroup Global Markets Commercial Corp.	Delaware

Citigroup Global Markets Deutschland AG & Co. KGaA	Germany

Citigroup Global Markets Europe Finance Limited	England

Citigroup Global Markets Europe Limited	England

Citigroup Global Markets Finance Corporation & Co. beschrankt haftende KG	Germany

Citigroup Global Markets Finance Limited	New Zealand

Citigroup Global Markets Finance LLC	Delaware

Citigroup Global Markets Financial Products LLC	Delaware

Citigroup Global Markets Funding Corp.	Delaware

Citigroup Global Markets Holdings GmbH	Switzerland

Citigroup Global Markets Holdings Inc.	New York

Citigroup Global Markets Hong Kong Futures And Securities Limited	Hong Kong

Citigroup Global Markets Hong Kong Holdings Limited	Hong Kong

Citigroup Global Markets Hong Kong Nominee Limited	Hong Kong

Citigroup Global Markets Housing Investment Inc.	Delaware

Citigroup Global Markets Inc.	New York

Citigroup Global Markets India Private Limited	India

Citigroup Global Markets International LLC	Delaware

Citigroup Global Markets International Operations (Jersey) Limited	Jersey, Channel Is.

Citigroup Global Markets International Operations (Overseas) Limited	Jersey, Channel Is.

Citigroup Global Markets Keeper Holdings LLC	Delaware

Citigroup Global Markets Korea Securities Limited	Korea, Republic of

Citigroup Global Markets Limited	England

Citigroup Global Markets Malaysia Sdn. Bhd.	Malaysia

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citigroup Global Markets Management AG	Germany

Citigroup Global Markets Mauritius Private Limited	Mauritius

Citigroup Global Markets Mortgage Securities III, Inc.	Delaware

Citigroup Global Markets Mortgage Securities VI, Inc.	Delaware

Citigroup Global Markets Mortgage Securities VII, Inc.	Delaware

Citigroup Global Markets New Zealand Limited	New Zealand

Citigroup Global Markets Nominees (Proprietary) Limited	South Africa

Citigroup Global Markets Overseas Finance Limited	Cayman Is.

Citigroup Global Markets Pacific Holding Company Inc.	Delaware

Citigroup Global Markets Puerto Rico Inc.	Puerto Rico

Citigroup Global Markets Realty Corp.	New York

Citigroup Global Markets Representacoes Ltda.	Brazil

Citigroup Global Markets Russia Holding Company Inc.	Delaware

Citigroup Global Markets Singapore Holdings Pte. Ltd.	Singapore

Citigroup Global Markets Singapore Pte. Ltd.	Singapore

Citigroup Global Markets Singapore Securities Pte. Ltd.	Singapore

Citigroup Global Markets Switzerland Holding GmbH	Switzerland

Citigroup Global Markets Taiwan Limited	Taiwan

Citigroup Global Markets Taiwan Securities Company Limited	Taiwan

Citigroup Global Markets Taiwan Securities Holdings Limited	Delaware

Citigroup Global Markets Tosca Inc.	Delaware

Citigroup Global Markets U.K. Equity Limited	England

Citigroup Global Markets Vehicle Securities Inc.	Delaware

Citigroup GSP Employees Fund, L.P.	Delaware

Citigroup Holdco Delaware Finance Inc.	Delaware

Citigroup Holdco Finance Inc.	Delaware

Citigroup Holding (Singapore) Private Limited	Singapore

Citigroup Holdings (Bermuda) Ltd.	Bermuda

Citigroup Holdings Mauritius Ltd	Mauritius

Citigroup Index LLC	Delaware

Citigroup Insurance Holding Corporation	Georgia

Citigroup International Finance	Cayman Is.

Citigroup International LLC	Delaware

Citigroup International Luxembourg Limited	England

Citigroup International Netherlands B.V.	Netherlands

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citigroup International Overseas Funding	Cayman Is.

Citigroup Investment Advisory Services Inc.	Delaware

Citigroup Investments Inc.	Delaware

Citigroup Irish Investor LLC	Delaware

Citigroup Managed Futures LLC	Delaware

Citigroup Management Consulting (Shanghai) Co., Ltd.	China

Citigroup Management Corp.	Delaware

Citigroup Masters III L.P.	Delaware

Citigroup Masters III Offshore L.P.	Cayman Is.

Citigroup Masters IV Cayman Holdings, L.P.	Cayman Is.

Citigroup Masters IV L.P.	Delaware

Citigroup Masters IV Offshore L.P.	Cayman Is.

Citigroup Mortgage Loan Trust Inc.	Delaware

Citigroup Netherlands B.V.	Netherlands

Citigroup Niagara Holdings	Cayman Is.

Citigroup Nominee (Malaysia) Sdn. Bhd.	Malaysia

Citigroup Nominees (Asing) Sdn. Bhd.	Malaysia

Citigroup Nominees (Tempatan) Sdn. Bhd.	Malaysia

Citigroup Orion Futures Fund L.P.	New York

Citigroup Participation Luxembourg Limited	England

Citigroup Partners UK	England

Citigroup Payco III LLC	Delaware

Citigroup Payco LLC	Delaware

Citigroup Principal Capital KK	Japan

Citigroup Principal Investments Japan Kabushiki Kaisha	Japan

Citigroup Principal Investments Japan Ltd.	Cayman Is.

Citigroup Private Bank GP, Inc.	Delaware

Citigroup Private Equity (Offshore) LLC	Delaware

Citigroup Private Equity LP	Delaware

Citigroup Property Investors Asia Kingsville II Ltd.	Cayman Is.

Citigroup Property Investors Asia Limited	Hong Kong

Citigroup Property Investors China Limited	Hong Kong

Citigroup Property Investors Global Real Estate Public Securities LLC	Delaware

Citigroup Property Investors US Real Estate Public Securities LLC	Delaware

Citigroup Property Limited	England

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citigroup Pty Limited	Australia

Citigroup Real Estate Partners II (Institutional), L.P.	Delaware

Citigroup Real Estate Partners II, L.P.	Delaware

Citigroup Risk Brokers Holding Company Inc.	Delaware

Citigroup Risk Brokers Inc.	Delaware

Citigroup Sales and Outsourcing Services Sdn. Bhd.	Malaysia

Citigroup Securities Clearing Australia Limited	Australia

Citigroup Securities S.A.E.	Egypt

Citigroup Securities Services (Bermuda) Ltd.	Bermuda

Citigroup Services LLC	Delaware

Citigroup South Africa Credit Products (Proprietary) Limited	South Africa

Citigroup Strategic Holdings Mauritius Ltd	Mauritius

Citigroup Technology Infrastructure (Hong Kong) Limited	Hong Kong

Citigroup Technology, Inc.	Delaware

Citigroup Transaction Services (M) Sdn. Bhd.	Malaysia

Citigroup Trust - Delaware, National Association	United States

Citigroup Vehicle Securities Inc.	Delaware

Citigroup Venture Capital Equity Partners, L.P.	Delaware

Citigroup Venture Capital GP Holdings, Ltd.	Delaware

Citigroup Venture Capital International Africa Fund G.P. Limited	Channel Is.

Citigroup Venture Capital International Africa Fund, L.P.	Cayman Is.

Citigroup Venture Capital International Asia Limited	Bahamas

Citigroup Venture Capital International Bio-Fuel, L.P.	Delaware

Citigroup Venture Capital International Brazil LLC	Delaware

Citigroup Venture Capital International Brazil, L.P.	Cayman Is.

Citigroup Venture Capital International Carried Interest Program Limited	Cayman Is.

Citigroup Venture Capital International Carried Interest, L.P.	Cayman Is.

Citigroup Venture Capital International CDX LLC	Delaware

Citigroup Venture Capital International Co-Investment Program Limited	Cayman Is.

Citigroup Venture Capital International Co-Investment, L.P.	Cayman Is.

Citigroup Venture Capital International Delaware Corporation	Delaware

Citigroup Venture Capital International Ebene Limited	Mauritius

Citigroup Venture Capital International Growth Partnership (Cayman Offshore) II, L.P.	Cayman Is.

Citigroup Venture Capital International Growth Partnership (Cayman Onshore) II, L.P.	Cayman Is.

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citigroup Venture Capital International Growth Partnership (Cayman), L.P.	Cayman Is.

Citigroup Venture Capital International Growth Partnership (Delaware), L.P.	Delaware

Citigroup Venture Capital International Growth Partnership (Employee) II, L.P.	Cayman Is.

Citigroup Venture Capital International Growth Partnership (Offshore) II, L.P.	Delaware

Citigroup Venture Capital International Growth Partnership (Offshore), L.P.	Delaware

Citigroup Venture Capital International Growth Partnership II, L.P.	Cayman Is.

Citigroup Venture Capital International Growth Partnership Mauritius Limited	Mauritius

Citigroup Venture Capital International Growth Partnership, L.P.	Cayman Is.

Citigroup Venture Capital International Investment G.P. Limited	Channel Is.

Citigroup Venture Capital International Japan Co., Ltd.	Japan

Citigroup Venture Capital International Jersey Limited	Jersey, Channel Is.

Citigroup Venture Capital International Mauritius Limited	Mauritius

Citigroup Venture Capital International Partnership G.P. Limited	Jersey, Channel Is.

Citigroup Venture Capital International Proprietary Investment Partnership, L.P.	Cayman Is.

Citigroup Venture Capital International Technology Holdings LLC	Delaware

Citigroup Venture Capital LP Holdings, Ltd.	Delaware

Citigroup Venture Capital Manager Holdings, Ltd.	Delaware

Citigroup Washington, Inc.	District of Columbia

Citigroup Wealth Advisors India Private Limited	India

CitiHousing, Inc.	South Dakota

Citi-Info, S.A. de C.V.	Mexico

Citi-Inmobiliaria e Inversiones, S.A. de C.V.	Honduras

Citilease Company Ltd.	Japan

Citilease Finansal Kiralama Anonim Sirketi	Turkey

Citileasing Egypt S.A.E.	Egypt

Citileasing OOO	Russia

Citileasing S.A.	Peru

CitiLife Financial Limited	Ireland

CitiMae, Inc.	Delaware

Citimarlease (Burmah I), Inc.	Delaware

Citimarlease (Burmah I), Inc. UTA (9/28/72)	Delaware

Citimarlease (Burmah Liquegas), Inc.	Delaware

Citimarlease (Burmah Liquegas), Inc. UTA (9/28/72)	Delaware

Citimarlease (Burmah LNG Carrier), Inc.	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Citimarlease (Burmah LNG Carrier), Inc. UTA (9/28/72)	Delaware

Citimarlease (Fulton), Inc.	Delaware

Citimarlease (Whitney), Inc.	Delaware

Citimortgage Funding B.V.	Netherlands

Citimortgage Holdings, Inc.	Delaware

CitiMortgage, Inc.	New York

Citinversiones de Titulos y Valores (Puesto de Bolsa) S.A.	Dominican Republic

Citinversiones, S.A.	Guatemala

Citinvestment Chile Limited	Bahamas

Citiproperties (BVI) Limited	British Virgin Is.

CitiRealty China (BVI) Limited	British Virgin Is.

CitiSecurities Limited	Australia

CitiService S.p.A.	Italy

Citishare Corporation	Delaware

CitiSolutions Financial Limited	Ireland

Cititarjetas de Honduras, S.A.	Honduras

Cititarjetas de Nicaragua, S.A.	Nicaragua

Cititrading S.A. Casa de Valores	Ecuador

Cititrust (Bahamas) Limited	Bahamas

Cititrust (Cayman) Limited	Cayman Is.

Cititrust (Jersey) Limited	Jersey, Channel Is.

Cititrust (Kenya) Limited	Kenya

Cititrust (Mauritius) Limited	Mauritius

Cititrust (New Jersey) Limited	New Jersey

Cititrust (Singapore) Limited	Singapore

Cititrust (Switzerland) Limited	Switzerland

Cititrust Colombia S.A. Sociedad Fiduciaria	Colombia

Cititrust Limited	Hong Kong

Cititrust S.p.A. - Istituto Fiduciaro	Italy

Cititrust Services Limited	Bahamas

Citivalores S.A. Comisionista de Bolsa	Colombia

Citivalores, S.A.	Panama

Citivalores, S.A.	Guatemala

Citivic Nominees Limited	England

CJP Holdings Inc.	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Clarity Credit Management Solutions Limited	England

Classic 1 Loan Funding LLC	Delaware

Classic 2 Loan Funding LLC	Delaware

Classic Construction of New Orleans, LLC	Louisiana

Clearwater I River Finance ULC	Canada

Clearwater II River Finance ULC	Canada

Clovelly Aircraft Ltd.	Japan

CM FSC I LTD.	Bermuda

CM FSC II Limited	Bermuda

CM FSC III Limited	Bermuda

CM FSC IV, Ltd.	Bermuda

CM Leasing Company	Canada

CM Leasing Member 1995 Trust-A1	Delaware

CM Leasing Member 1995 Trust-A2	Delaware

CM North America Holding Company	Canada

CM Tulip Holding Company	Canada

CMC Investment Fund, LLC	Delaware

CMF Altis Partners Master Fund L.P.	New York

CMF Aspect Master Fund L.P.	New York

CMF Avant Master Fund L.P.	New York

CMF Campbell Master Fund L.P.	New York

CMF Capital Fund Management Master Fund L.P.	New York

CMF Drury Capital Master L.P.	New York

CMF Eckhardt Master Fund LP	New York

CMF Graham Master Fund L.P.	New York

CMF Institutional Futures Portfolio L.P.	New York

CMF SandRidge Master Fund L.P.	New York

CMF Willowbridge Argo Master Fund L.P.	New York

CMF Winton Feeder I L.P.	New York

CMF Winton Master L.P.	New York

CMI of Delaware, Inc.	Delaware

Coastal Nominees (International) Limited	England

Coastal Nominees Limited	England

Cofisa Internacional S.A.	Panama

Co-Investment II Luxco S.a.r.l.	Luxembourg

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Co-Investment Limited II (M-Tel)	Cayman Is.

Co-Investment Limited Partnership I	Cayman Is.

Co-Investment Limited Partnership V (SOL)	Cayman Is.

Co-Investment LLC IX (Cordillera)	Delaware

Co-Investment LLC VII (Intcomex)	Delaware

Co-Investment LLC VIII (Palink)	Delaware

Cole Brook CBNA Loan Funding LLC	Delaware

Cole Brook CFPI Loan Funding LLC	Delaware

Colrepfin Ltda	Colombia

Commercial Credit International, Inc.	Delaware

Commercial Trust Co Ltd	Jersey, Channel Is.

Commonwealth Control, Inc.	Delaware

Commonwealth Plan, Inc., The	Massachusetts

Commonwealth System, Inc., The	Massachusetts

Communico	California

Compania Exportadora Cityexport S.A. en Liquidacion	Colombia

Construcciones y Desarrollos Acuario, S.A. de C.V.	Mexico

Continental Entertainment Capital LP	Delaware

Continental Entertainment Group LP	Delaware

Continental GP LLC	Delaware

Continental Pictures LP	Delaware

Coogee Aircraft Ltd.	Japan

Coon Rapids Leased Housing Associates II, Limited Partnership	Minnesota

Copelco Capital (Puerto Rico), Inc.	Puerto Rico

CORPIFEXSA, Corporacion de Inversiones y Fomento de Exportaciones S.A.	Ecuador

Corporacion Accionaria Citibank de Costa Rica, S.A.	Costa Rica

Corporacion Artico Profundo S.A.	Costa Rica

Corporate Loan Funding I LLC	Delaware

Corporate Loan Funding III LLC	Delaware

Corporate Loan Funding IV LLC	Delaware

Corporate Loan Funding IX LLC	Delaware

Corporate Loan Funding V LLC	Delaware

Corporate Loan Funding VI LLC	Delaware

Corporate Loan Funding VII LLC	Delaware

Corporate Loan Funding XI LLC	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Corporate Loan Funding XIII LLC	Delaware

Corporate Special Opportunities Ltd.	Cayman Is.

Corvus Investments Y.K.	Japan

Court Square Capital Limited	Delaware

CPE 2006 Co-Invest LP	Delaware

CPE 2007 Co-Invest LP	Delaware

CPE 2008 Co-Invest LP	Delaware

CPI 2004 European Carried Interest Program (Delaware), L.P.	Delaware

CPI 2004 Global Carried Interest Program (Delaware), L.P.	Delaware

CPI 2004 North America Carried Interest Program, L.P.	Delaware

CPI 2005 Asia Pacific Carried Interest Program, L.P.	Delaware

CPI 2005 European Carried Interest Program, L.P.	Delaware

CPI 2005 Global Carried Interest Program, L.P.	Delaware

CPI 2005 North America Carried Interest Program, L.P.	Delaware

CPI Asia Academy Ltd.	British Virgin Is.

CPI Asia Big Bell 2 Holding Limited	British Virgin Is.

CPI Asia Big Bell 2 Limited	British Virgin Is.

CPI Asia Big Bell Limited	British Virgin Is.

CPI Asia DAKS Limited	British Virgin Is.

CPI Asia Fill Up Limited	British Virgin Is.

CPI Asia G Tower Limited	British Virgin Is.

CPI Asia High Senior Limited	British Virgin Is.

CPI Asia II Holdings S.a.r.l.	Luxembourg

CPI Asia Investment Holdings S.a r.l.	Luxembourg

CPI Asia Investment Sarl	Luxembourg

CPI Asia JYL SRL	Barbados

CPI Asia Link Limited	British Virgin Is.

CPI Asia Mirror A Limited	British Virgin Is.

CPI Asia Mirror B Limited	British Virgin Is.

CPI Asia Mirror C Limited	British Virgin Is.

CPI Asia Mirror Limited	British Virgin Is.

CPI Asia Moon River SRL	Barbados

CPI Asia National 1 Limited	British Virgin Is.

CPI Asia National 2 Limited	British Virgin Is.

CPI Asia Nippon S.a r.l.	Luxembourg

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

CPI Asia NP, Ltd.	British Virgin Is.

CPI Asia Shinjuku II S.a r.l.	Luxembourg

CPI Asia Sunluck Limited	British Virgin Is.

CPI Asia Ten B.V.	Netherlands

CPI Asia Ten S.a.r.l.	Luxembourg

CPI Atlantis Property Trader TopCo S.a r.l.	Luxembourg

CPI Atlantis S.a r.l.	Luxembourg

CPI Atlantis Super TopCo S.a r.l.	Luxembourg

CPI Atlantis TopCo S.a r.l.	Luxembourg

CPI Austria Holdings Limited	Channel Is.

CPI Capital Partners Asia Pacific (Cayman), L.P.	Cayman Is.

CPI Capital Partners Asia Pacific (Delaware), L.P.	Delaware

CPI Capital Partners Asia Pacific GP II Ltd.	Cayman Is.

CPI Capital Partners Asia Pacific GP Ltd.	Cayman Is.

CPI Capital Partners Asia Pacific II (Cayman), L.P.	Cayman Is.

CPI Capital Partners Asia Pacific II (Delaware), L.P.	Delaware

CPI Capital Partners Asia Pacific II, L.P.	Cayman Is.

CPI Capital Partners Asia Pacific, L.P.	Cayman Is.

CPI Capital Partners Europe (NFR), L.P.	England

CPI Capital Partners Europe GP LLC	Delaware

CPI Capital Partners Europe Holdings S.a.r.l.	Luxembourg

CPI Capital Partners Europe, L.P.	England

CPI Capital Partners Financing S.a.r.l.	Luxembourg

CPI Capital Partners North America LP	Delaware

CPI Capital Partners North America Offshore (Cayman) L.P.	Cayman Is.

CPI Capital Partners North America Offshore (WT) LP	Delaware

CPI Capital Partners North America Offshore LP	Delaware

CPI CEE Co-Invest 1 Limited	Jersey, Channel Is.

CPI CEE Co-Invest 2 Limited	Jersey, Channel Is.

CPI CEE Co-Invest 3 Limited	Jersey, Channel Is.

CPI CEE Limited	Channel Is.

CPI CEE Management LLC	Delaware

CPI Citrela, S. de R.L. de C.V.	Mexico

CPI Co-Investment Fund LP	Delaware

CPI CPEH 2 S.a r.l.	Luxembourg

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

CPI C-REP GP LLC	Delaware

CPI C-REP II GP, L.P.	Delaware

CPI Darlington Limited	Jersey, Channel Is.

CPI EU Thames Court I Limited	Channel Is.

CPI EU Thames Court II Limited	Channel Is.

CPI EU Thames Court III Limited	Channel Is.

CPI European Fund GP LLC	Delaware

CPI Fund Investments LLC	Delaware

CPI Gazit Holdings Limited	Channel Is.

CPI GH Portfolio S.a r.l.	Luxembourg

CPI Global RE Securities HP LLC	Delaware

CPI Gulbinai S.a r.l.	Luxembourg

CPI I&G 1 S.a r.l.	Luxembourg

CPI I&G Alte Elbgaustrasse S.a r.l.	Luxembourg

CPI I&G Europe Fund GP LLC	Delaware

CPI I&G Finance Co. S.a r.l.	Luxembourg

CPI I&G France S.a r.l	Luxembourg

CPI I&G Germany S.a r.l.	Luxembourg

CPI I&G Industriehof S.a r.l.	Luxembourg

CPI I&G Nailsea S.a r.l.	Luxembourg

CPI I&G Saint Cloud Eurl	France

CPI India I Limited	Mauritius

CPI India Real Estate Ventures Limited	Mauritius

CPI Kildare S.a r.l.	Luxembourg

CPI Leuna GmbH	Germany

CPI Milton Keynes Ltd.	Jersey, Channel Is.

CPI NA 111 Boylston CC LLC	Delaware

CPI NA 111 Boylston LLC	Delaware

CPI NA Baker CC LLC	Delaware

CPI NA Baker LLC	Delaware

CPI NA Cayman Fund GP L.P.	Cayman Is.

CPI NA Chandler CC LLC	Delaware

CPI NA Citrela B.V.	Netherlands

CPI NA CMBS LLC	Delaware

CPI NA Cooperatieve U.A.	Netherlands

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

CPI NA Empire Pass CC LLC	Delaware

CPI NA Empire Pass LLC	Delaware

CPI NA Fund GP LP	Delaware

CPI NA GP LLC	Delaware

CPI NA Hardin CC LLC	Delaware

CPI NA Hardin LLC	Delaware

CPI NA Hotel26 CC LLC	Delaware

CPI NA Hotel26 LLC	Delaware

CPI NA Loreto Debt B.V.	Netherlands

CPI NA Loreto Equity B.V.	Netherlands

CPI NA NREIT LP	Delaware

CPI NA NUSP LP	Delaware

CPI NA OS DE Corp.	Delaware

CPI NA RCP Capital CC LLC	Delaware

CPI NA RCP Capital LLC	Delaware

CPI NA REIT LLC	Delaware

CPI NA Surprise CC LLC	Delaware

CPI NA Surprise LLC	Delaware

CPI NA Village Lakes CC LLC	Delaware

CPI NA Village Lakes LLC	Delaware

CPI NA Washingtonian CC LLC	Delaware

CPI NA Washingtonian LLC	Delaware

CPI NA West Ocean II CC LLC	Delaware

CPI NA West Ocean II LLC	Delaware

CPI NA Western Clay CC LLC	Delaware

CPI NA Western Clay LLC	Delaware

CPI NA Willows CC LLC	Delaware

CPI NA Willows LLC	Delaware

CPI NA WT Fund GP LP	Delaware

CPI Nanterre E.U.R.L.	France

CPI Pomezia S.r.l.	Italy

CPI Retail Active Management Programme Limited Partnership	Scotland

CPI Shepshed Ltd.	Jersey, Channel Is.

CPI Surprise Farms, LLC	Delaware

CPI Ukraine Holding Limited	Channel Is.

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

CPI Village Lakes GP LLC	Delaware

CPI Village Lakes LP	Delaware

CPI-LCP Jackson Hole Operator, LLC	Delaware

CPI-LCP Jackson Hole Owner, LLC	Delaware

CPI-LCP Jackson Hole Venture, LLC	Delaware

CPI-Sage ETH Denver, LLC	Delaware

CPI-Sage Focused Service Urban Hotels Venture, LLC	Delaware

CPI-Sage Hotels Atlanta Mezz, LLC	Delaware

CPI-Sage Hotels Atlanta Owner, LLC	Delaware

CPI-Sage Hotels Brisbane Mezz, LLC	Delaware

CPI-Sage Hotels Brisbane Owner, LLC	Delaware

CPI-Sage Hotels Denver Mezz, LLC	Delaware

CPI-Sage Hotels Denver Owner, LLC	Delaware

CPI-Sage Hotels Hoffman Mezz, LLC	Delaware

CPI-Sage Hotels Hoffman Owner, LLC	Delaware

CPI-Sage Hotels Lessee Mezz, LLC	Delaware

CPI-Sage Hotels Lessee Venture, LLC	Delaware

CPI-Sage Hotels Lessee, LLC	Delaware

CPI-Sage Hotels Mezz Manager, LLC	Delaware

CPI-Sage Hotels Orlando Mezz, LLC	Delaware

CPI-Sage Hotels Orlando Owner, LLC	Delaware

CPI-Sage Hotels Owner Manager, LLC	Delaware

CPL CBNA Loan Funding LLC	Delaware

CPL CFPI Loan Funding LLC	Delaware

CR Title Services Inc.	Delaware

Cramer Finance LLC	Delaware

CReAM Trust	Jersey, Channel Is.

Credito Familiar, S.A. De C.V., Sociedad Financiera De Objeto Limitado, Integrante Del Grupo Financiero Banamex	Mexico

Crescent Park 18-2 Property Holdings, Inc.	Philippines

Crescent Park 19-1 Property Holdings, Inc.	Philippines

Crescent Park 6-3 Property Holdings, Inc.	Philippines

Crimson CBNA Loan Funding LLC	Delaware

CSA Robin Aircraft Ltd.	Japan

CSA Swan Aircraft Ltd.	Japan

CSCAL Nominees Pty Limited	Australia

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

CSO Citigroup Ltd.	Cayman Is.

CSO Partners Limited	England

CSO US Ltd.	Cayman Is.

CT Mezzanine Fund III Manager LLC	Delaware

CTA Capital LLC	Delaware

CTCL (BOPPF) Fund Nominee No. 1 Limited	England

CTCL (BOPPF) Fund Nominee No. 2 Limited	England

CTCL (BUKP) Fund Nominee No. 1 Limited	England

CTCL (BUKP) Fund Nominee No. 2 Limited	England

CTCL Property MHI Nominees No 1 Limited	England

CTCL Property MHI Nominees No 2 Limited	England

CUIM Nominee Limited	England

Curtis Partners JV, LP	Delaware

CVC Capital Funding, Inc.	Delaware

CVC Capital Funding, LLC	Delaware

CVC Executive Fund LLC	Delaware

CVC Management LLC	Delaware

CVCI Co-Investment (Keane) LLC	Delaware

CVCI Luxembourg Holding S.a.r.l.	Luxembourg

CVCIGP II Carry Program Limited	Cayman Is.

CVCIGP II Carry, L.P.	Cayman Is.

CVCIGP II Cayman Employee, L.P.	Cayman Is.

CVCIGP II China Sugar Investments Limited	Cayman Is.

CVCIGP II Client Cayman Limited	Cayman Is.

CVCIGP II Client Ebene Limited	Mauritius

CVCIGP II Client Rosehill Limited	Mauritius

CVCIGP II Co-invest Program Limited	Cayman Is.

CVCIGP II Co-invest, L.P.	Cayman Is.

CVCIGP II Delaware Employee, L.P.	Delaware

CVCIGP II Employee Cayman Limited	Cayman Is.

CVCIGP II Employee Ebene Limited	Mauritius

CVCIGP II Employee Rosehill Limited	Mauritius

CVCIGP II Investment Holdings Limited	Cayman Is.

CVCIGP II Jersey Investment L.P.	Delaware

CVCIGP II Mozart Limited	Cayman Is.

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

CVCIGP II Offshore Employee, L.P.	England

CVCIGP II South Entertainment Limited	Cayman Is.

CVCIGP II Ukraine Investment Limited	Cayman Is.

CVCIGP II Ukraine Pharma Limited	Cayman Is.

CVCIGP II US Employee, L.P.	Cayman Is.

CVCIGP II US-UK Employee, L.P.	Cayman Is.

Czech Real Estate Regions S.a.r.l.	Luxembourg

DAKS B1 Limited	British Virgin Is.

DAKS B2 Limited	British Virgin Is.

DAKS B3 Limited	British Virgin Is.

DAKS JV Limited	British Virgin Is.

Dalian Yan De Bao Auto Sales Company Limited	China

Dalian Yanbao Auto Co. Ltd.	China

Davco Acquisition Holding, Inc.	Delaware

Davis Associates, L.P.	Mississippi

Dayton CBNA Loan Funding LLC	Delaware

Dayton CFPI Loan Funding LLC	Delaware

DCE Investments, Inc.	Delaware

Dealwin (Shanghai) Warehouse Co Ltd	China

Delphi I Asset Holding LLC	Delaware

Delphi I LLC	Delaware

Delphi Immobilien I GmbH	Germany

Delphi Servicing Holding Limited	England

Department Stores National Bank	United States

Dervat Nominees Pty Limited	Australia

Desarrollos del Valle, S.A. de C.V.	Mexico

Desarrollos Turisticos Recreacionales Panamericanos, S.A. de C.V.	Mexico

Deutsch Commercial Property Frankfurt 2 GmbH	Germany

Deutsche Commercial Erfurt GmbH	Germany

Deutsche Commercial Property Frankfurt 1 GmbH	Germany

Deutsche Commercial Property Munchen 1 GmbH	Germany

Deutsche Commercial Property Munchen 2 GmbH	Germany

Deutsche Commercial Property Stuttgart GmbH	Germany

Di Net Club S.r.l.	Italy

Diamond 1 Loan Funding LLC	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Dimension Von Glass, S.A.	Costa Rica

Diners Assurances SARL	France

Diners Club (Thailand) Limited	Thailand

Diners Club AG	Switzerland

Diners Club Argentina S.R.L.C. y de T.	Argentina

Diners Club de Mexico S.A. de C.V.	Mexico

Diners Club International (Hong Kong) Limited	Hong Kong

Diners Club International (Taiwan) Limited	Taiwan

Diners Club of Greece Finance Company S.A.	Greece

Diners Club Pty Limited	Australia

Diners Club UK Limited	England

Diners Club Uruguay S.A.	Uruguay

Direccion Profesional de Empresas Afiliadas, S.A. de C.V.	Mexico

DN Capital European Digital Infrastructure Fund I, L.P.	Jersey, Channel Is.

Dom Maklerski Banku Handlowego S.A.	Poland

Donat Investments S.A.	Panama

Dorchester CBNA Loan Funding LLC	Delaware

Dorchester CFPI Loan Funding LLC	Delaware

Dory 1 S.a.r.l.	Luxembourg

Dory 2 S.a.r.l.	Luxembourg

Dory 3 S.a.r.l.	Luxembourg

Dory 4 S.a.r.l.	Luxembourg

Drake & Co., LLC	Delaware

Drake Aircraft Ltd.	Japan

Dreiundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

Dynasty Cayman Ltd.	Cayman Is.

Dynasty Two Limited	Hong Kong

Dynasty Two Ocean (Tianjin) Real Estate Co., Ltd.	China

EAB Community Development Corp.	New York

ECL Funding LLC	Delaware

ECL2 Funding LLC	Delaware

Ecount Services Corporation	Delaware

Ecount, Inc.	Delaware

Eden Bay Corporation	British Virgin Is.

Educational Loan Center, Inc.	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Egg Banking plc	England

Egg EURL	France

Egg Financial Intermediation Limited	England

Egg International Limited	England

Egg Jersey Limited	England

EHTA Holdings Limited	Cayman Is.

EM Special Opportunities Citigroup Ltd.	Cayman Is.

EM Special Opportunities Fund III LLC	Delaware

Empresa Constructora Moller y Perez-Cotapos S.A.	Chile

EMSO Partners HK Limited	Hong Kong

EMSO Partners Limited	England

Energizer 1 Loan Funding LLC	Delaware

Energizer 2 Loan Funding LLC	Delaware

Entretenimientos del Sur Limitada	Chile

Entretenimientos Pedro de Valdivia Limitada	Chile

Envision Real Estate Software, Inc.	Michigan

ESIC Citigroup CCDE Investment Fund, LP	Delaware

Esmeril Trading Lda.	Portugal

ESO GP L.L.C.	Delaware

ESSL 1, Inc.	Delaware

ESSL 2, Inc.	Delaware

Estithmaar IRE (GP) Limited	Cayman Is.

Estithmaar Islamic Real Estate Fund Limited Partnership	Cayman Is.

Eurasian Brewery Holdings Limited	Channel Is.

Eurl Moisant	France

Europe Enterprise III Offshore L.P.	Cayman Is.

Europe Enterprise III Onshore L.P.	Delaware

European Finance S.R.L.	Italy

European GREIO/TIC Real Estate Investments LLC	Delaware

Ever Wealth Industrial Limited	Hong Kong

Everett Bluffs LLC	Washington

Evergreen CBNA Loan Funding LLC	Delaware

Evergreen CFPI Loan Funding LLC	Delaware

EXCT Holdings, Inc.	Hawaii

EXCT Limited Partnership	Hawaii

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

EXCT LLC	Hawaii

Factoraje Cuscatlan S.A. de C.V.	El Salvador

Factoring Cuscatlan S.A.	Panama

Fairstream Capital Master Fund I L.P.	Cayman Is.

Famous Elite Company Limited	Hong Kong

Fareach Warehouse (Shanghai) Ltd	China

FBS CBNA Loan Funding LLC	Delaware

FBS CFPI Loan Funding LLC	Delaware

FCL Ship One, Inc.	Delaware

FCL Ship Three, Inc.	Delaware

FCL Ship Two, Inc.	Delaware

FD CBNA Loan Funding LLC	Delaware

Feingold O`Keeffe Credit Fund CBNA Loan Funding LLC	Delaware

Feingold O`Keeffe Credit Fund CFPI Loan Funding LLC	Delaware

Fennella S.a r.l.	Luxembourg

Festival Funding LLC	Delaware

Feta Nominees Pty. Ltd.	Australia

Fideicomiso de Administracion y Pago, Socio Liquidador de Posicion de Terceros, numero 14016-1	Mexico

Fideicomiso de Administracion y Pago, Socio Liquidador de Posicion Propia, numero 13928-7	Mexico

Fifth Bai Yun Aircraft Ltd.	Japan

Financial Investigations and Recoveries (Europe) Limited	United Kingdom

Financial Leasing Corporation	Massachusetts

Financial Reassurance Company, Ltd.	Bermuda

Financiera Secofisa (Panafinanzas) S.A.	Panama

First Bai Yun Aircraft Ltd.	Japan

First Century Management Company	New York

First Collateral Services, Inc.	Delaware

First Family Financial Services, Inc. <DE>	Delaware

First National Nominees, Ltd.	Bahamas

Five Star Service Corporation	California

FloridaUrbana, L.P.	Illinois

FM Depositor LLC	Delaware

FM Purchaser M013 LLC	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

FM Sponsor M013 LLC	Delaware

FM Taxable Depositor LLC	Delaware

FNB Real Estate Corp.	Texas

FNC Insurance Agency, Inc.	California

FNC-Comercio e Participacoes Ltda.	Brazil

Fondo Accion Banamex, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad Regulada, integrante del Grupo Financiero Banamex	Mexico

Foreign Fund 1 Fundo de Investimento Financeiro	Brazil

Foreign Investment - Fundo De Investimento Financeiro	Brazil

Foremost Investment Corporation	Delaware

Forthright Investment Limited	Hong Kong

Franconia GmbH & Co. KG 1	Germany

Franconia GmbH & Co. KG 2	Germany

Franconia GmbH & Co. KG 3	Germany

Franconia GmbH & Co. KG 4	Germany

Fremont CBNA Loan Funding LLC	Delaware

Fremont CFPI Loan Funding LLC	Delaware

FS Securities Holdings Inc.	Delaware

Fscwil Funding Limited Partnership	Delaware

Fuenfundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

Fundo de Investimento Multimercado Conejo Fund	Brazil

Fundo de Investimento Multimercado FF Corp - Credito Privado	Brazil

Fundo de Investimento Multimercado Foreign Fund Two	Brazil

Fundo de Investimento Referenciado DI Londres	Brazil

Future Mortgages Limited	England

Futuretel S.A.	Brazil

Gamma Trans Leasing Verwaltungs GmbH	Germany

Genesis CBNA Loan Funding LLC	Delaware

Genesis CFPI Loan Funding LLC	Delaware

Geneva Capital Markets, LLC	Delaware

Geneva II LLC	Delaware

Geno Asset Finance GmbH	Germany

Genoa Finance LLC	Delaware

Gera Realty India Private Limited	India

Gerlach (Nominee) & Co., L.L.C.	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Gestion Profesional de Cartera, S. de R.L. de C.V.	Mexico

GFII Australia Holdings Pty Limited	Australia

GFII Capital Pty Limited	Australia

GH Retail Portfolio S.a r.l.	Luxembourg

Gilligan Developments Limited	British Virgin Is.

Gin Wi Enterprises Group (H.K.) Limited	Hong Kong

GK Corridor Street	Japan

GK MK Cosmos	Japan

Glenfed Development Corp.	California

GOF Loan Funding LLC	Delaware

GOF2 Loan Funding LLC	Delaware

Grand River Navigation Company	Delaware

GRDC Delaware LLC	Delaware

Green Island CBNA Loan Funding LLC	Delaware

Green Island CFPI Loan Funding LLC	Delaware

Green Star Infratech Private Limited	India

Greenwich (Cayman) I Limited	Cayman Is.

Greenwich (Cayman) II Limited	Cayman Is.

Greenwich (Cayman) III Limited	Cayman Is.

GREIO Al-Soor Realty L.P.	Delaware

GREIO Islamic GP LLC	Delaware

Grupo Avantel, S.A. de C.V.	Mexico

Grupo Cuscatlan de Honduras S.A.	Honduras

Grupo Cuscatlan Guatemala, S.A.	Guatemala

Grupo Financiero Banamex, S.A. de C.V.	Mexico

Grupo Financiero Citibank de Costa Rica S.A.	Costa Rica

Grupo Immobiliario Centrica, S.A.	Guatemala

Grupo Inmobiliario Leon, S.A. de C.V.	Mexico

GS Thirteen Limited	England

Hamworthy Combustion (USA) Inc.	Delaware

Hamworthy Combustion Equipment (Holdings) Ltd	England

Hamworthy Engineering Limited	England

Hamworthy Peabody Combustion Canada Inc.	Canada

Hamworthy Peabody Combustion Inc	New York

Hancock Place Apartments Associates, L.P.	New York

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Handlowy - Inwestycje Sp. z o.o.	Poland

Handlowy - Leasing Sp. z o.o.	Poland

Handlowy Investments II S.a.r.l.	Luxembourg

Handlowy Investments S.A.	Luxembourg

Hank & Co., L.L.C.	Delaware

Hanseatic Real Estate B.V.	Netherlands

Happyield Limited	British Virgin Is.

Harris House Partners, LP	Rhode Island

Harvest Citi SC LLC	Delaware

Harvest SC TRS, Inc.	Delaware

Harvest SCNR LLC	Delaware

Harvest SCR LLC	Delaware

Hawkshead Trust Nominees Limited	England

Healthcote Limited	Hong Kong

Helio Community Investment Fund, LLC	Delaware

Hibiscus CBNA Loan Funding LLC	Delaware

Hibiscus CFPI Loan Funding LLC	Delaware

High Senior A Limited	British Virgin Is.

High Senior B Limited	British Virgin Is.

High Senior JV 1 Limited	British Virgin Is.

High Senior JV 2 Limited	British Virgin Is.

Highwood Partners Finance GP	Delaware

Highwood River Finance ULC	Canada

Hillco Insurance Agency, Inc.	Ohio

Hillsborough River Finance Inc.	Delaware

Hispanic Growth LLC	Delaware

Hispanic Venture Corp.	Delaware

Hitchcock Investments S.A.	Panama

Holding BUSA II, S. de R.L. de C.V.	Mexico

Holding BUSA, S. de R.L. de C.V.	Mexico

Home MAC Government Financial Corporation	District of Columbia

Home MAC Mortgage Securities Corporation	District of Columbia

Hong Kong E-Bao Auto Sale Service Company Limited	Hong Kong

Hong Kong High Church Group Limited	Hong Kong

Honson Holdings Limited	Hong Kong

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Horizontes Ciclo de Vida 1990, S.A. de C.V., Sociedad de Inversion de Renta Variable	Mexico

Horseshoe Falls LP	Nevada

Hotel26 Operating LLC	Delaware

Housing Outreach Fund X, LP	Delaware

Housing Securities, Inc.	Delaware

Howard CBNA Loan Funding LLC	Delaware

Howard CFPI Loan Funding LLC	Delaware

Hubei Jingzhou Gong’an Citi Lending Co. Ltd.	China

Hudson Canyon CBNA Loan Funding LLC	Delaware

Hudson Canyon CFPI Loan Funding LLC	Delaware

Huizhou One Limited	Mauritius

Human Value Developers Private Limited	India

Hurley & Co., L.L.C.	Delaware

Huwest Company, L.L.C.	Delaware

Iguacu Participacoes Ltda.	Brazil

Impulsora de Fondos Banamex, S.A. de C.V., Sociedad Operadora de Sociedades de Inversion	Mexico

Impulsora Turistica de Vallarta, S.A. de C.V.	Mexico

Imref S.A. de C.V.	Mexico

I-N INFORMATION SYSTEMS, LTD.	Japan

Indigo Feeder LP	England

Inmobiliaria e Inversiones Inmover Limitada	Chile

Inmuebles Banamex, S.A. de C.V.	Mexico

Intcomex, Inc.	Delaware

Integrated Data Processing and Payment Systems Inc.	Bahamas

Inteligia, S.A.	Mexico

Intelligent Technology, Inc.	Japan

Interamerican Sistemas de Procesamiento y Pago, Sociedad Anonima	Guatemala

International Equity Investments, LLC	Delaware

Inverfin Sdn. Bhd.	Malaysia

Inversiones Financieras Citibank, S.A.	El Salvador

Inversiones y Adelantos, C.A. (Inadeca)	Venezuela

Investment CBNA Loan Funding LLC	Delaware

Investment CFPI Loan Funding LLC	Delaware

Iris Falls LLC	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Ironwood CPI Empire Pass JV LLC	Delaware

Ironwood CPI Empire Pass LLC	Delaware

Ironwood CPI Empire Pass MB LLC	Delaware

Irrevocable Administration and Business Trust No. F/239569	Mexico

Isanne S.a.r.l.	Luxembourg

Jakob Holding S.a.r.l.	Luxembourg

Jakob Joint Venture GmbH & Co. KG	Germany

JBF RAK LLC	United Arab Emirates

JHSW Limited	England

JL Crest Lease Co., Ltd.	Japan

JL Rouge Lease Co., Ltd.	Japan

Joliet Generation II, LLC	Delaware

JOY Property Management Co., Ltd.	Japan

JOY Real Estate Investment Co., Ltd.	Japan

Joyce Corner International Limited	Seychelles

JSC Citibank Kazakhstan	Kazakhstan

JSCB Citibank (Ukraine)	Ukraine

Jupiter Aircraft Ltd.	Japan

JWH Strategic Allocation Master Fund LLC	New York

K2 Holdings (Cayman) Ltd.	Cayman Is.

K2 Macau Holdings (BVI) I Ltd.	British Virgin Is.

K2 Macau Holdings (BVI) II Ltd.	British Virgin Is.

Kalyani Tech Park Private Limited	India

Keeper Holdings LLC	Delaware

Kelda Holdings Limited	Jersey, Channel Is.

KIL Loan Funding LLC	Delaware

KIL2 Loan Funding LLC	Delaware

King (Nominee) & Co., L.L.C.	Delaware

Kings Hill Capital Limited	England

Kingsbridge Limited	Cayman Is.

Kingston Place, LLC	Mississippi

Kinki Investment Corporation Y.K.	Japan

Knight CBNA Loan Funding LLC	Delaware

Knight CFPI Loan Funding LLC	Delaware

Knollwood Development, Limited Partnership	South Dakota

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Kombo Investments S.a.r.l.	Luxembourg

Kordula & Co., L.L.C.	Delaware

Kyoeki Jisho Co., Ltd.	Japan

Lakeshore CBNA Loan Funding LLC	Delaware

Lakeshore CFPI Loan Funding LLC	Delaware

Latin America Opportunities Fund (Delaware) L.P.	Delaware

Latin America Opportunities L.P.	Cayman Is.

Latin America Real Estate Venture Holdings I BVBA	Belgium

Latin America Real Estate Venture Holdings II BVBA	Belgium

Latin America Real Estate Venture Holdings III BVBA	Belgium

Latin America Realty Venture Holdings BV	Netherlands

Latin American Investment Bank Bahamas Limited	Bahamas

Lava Trading Inc.	Delaware

Lava Trading Limited	England

LavaFlow, Inc.	Florida

LCF Edmond de Rothschild Nikko Cordial Co., Ltd.	Japan

Leasing Cuscatlan de Guatemala, S.A.	Guatemala

Leasing Cuscatlan S.A.	Panama

Leasing Cuscatlan S.A. de C.V.	El Salvador

Legend Auto (Holding) Co. Limited	Hong Kong

Legg Mason Financial Services of Alabama, Inc.	Alabama

Legg Mason Financial Services, Inc.	Maryland

Legg Mason Insurance Agency of Massachusetts, Inc.	Massachusetts

Legg Mason Insurance Agency of Texas, Inc.	Texas

Legg Mason Insurance Agency, Inc.	Maryland

Leo Investments Yugen Kaisha	Japan

Leone Lease Ltd.	Japan

LFC2 CFPI Loan Funding LLC	Delaware

LFC2 Loan Funding LLC	Delaware

Linden Elderly Housing Development Group, L.P.	Missouri

Lindfield Trading Pty Limited	Australia

Link Asia SRL	Barbados

Link Guangzhou Limited	China

Link JV Limited	British Virgin Is.

Liquidation Properties Holding Company Inc.	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Liquidation Properties Inc.	Delaware

LM Falcon Investment Strategies, Inc.	Maryland

Loan Funding I LLC	Delaware

Loan Funding III (Delaware), LLC	Delaware

Loan Funding IV LLC	Delaware

Loan Funding IX LLC	Delaware

Loan Funding V LLC	Delaware

Loan Funding VI LLC	Delaware

Loan Funding VII LLC	Delaware

Loan Funding XI LLC	Delaware

Loan Funding XIII LLC	Delaware

Loan Participation Holding Corporation	Delaware

Localto S.p.A.	Italy

Long Stone Asset Holdings Limited	Ireland

Long Stone Funding LLC	Delaware

Lower Lakes Towing Ltd.	Canada

Lower Lakes Transportation Company	Delaware

LS III BCL Loan Funding LLC	Delaware

Luna Falls LLC	Delaware

MacA Inn LLC	Delaware

Madeleine Investments S.A.	Panama

Malibu CBNA Loan Funding LLC	Delaware

Malibu CFPI Loan Funding LLC	Delaware

Mausica Investment Limited	British Virgin Is.

MBKP North Asian Opportunities Partners Offshore L.P.	Cayman Is.

MC2 Technologies, Inc.	Delaware

Melbourne Aircraft Ltd.	Japan

Meluna Investments S.a.r.l.	Luxembourg

Menara Citi Holding Company Sdn. Bhd.	Malaysia

Metalmark Breitburn Holdings LLC	Delaware

Metalmark Capital Holdings LLC	Delaware

Metalmark Capital Partners (C) II, L.P.	Delaware

Metalmark Capital Partners II GP, L.P.	Delaware

Metalmark Management II LLC	Delaware

Midway CBNA Loan Funding LLC	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Midway CFPI Loan Funding LLC	Delaware

Mijak de Vallarta, S.A. de C.V.	Mexico

Minakami Kogen Resort KK	Japan

MMA Financial Affordable Housing Fund III, LP	Massachusetts

MMA Financial Affordable Housing Fund IV, LP	Delaware

MNCJV Citi Member Inc.	Delaware

Mobile Money Ventures, LLC	Delaware

Moller y Perez-Cotapos Ingenieria y Construccion Limitada	Chile

Mortgage Capital Funding Inc.	Delaware

MRC Holdings, Inc.	Delaware

MSX International, Inc.	Delaware

Municipal Mortgage Holdings Inc.	Delaware

Municipal Realty Corp.	Delaware

N.C.B. Trust Limited	England

Nailsea Trustee Company Limited	Channel Is.

Nailsea Unit Trust	Channel Is.

NAM Holdings Inc.	Japan

Naqua Asset Holdings Co., Ltd.	Japan

National Benefit Life Insurance Company	New York

National City Nominees Limited	England

National Trust Historic Tax Credit Fund, LLC	Delaware

NCGA Holdings Limited	Hong Kong

NETB Holdings LLC	Delaware

Neunundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

New Channel Holdings Limited	Hong Kong

Newgrounds Corporate Inc.	British Virgin Is.

Newman Capital I LLC	Delaware

Newman Capital III LLC	Delaware

Nextco Inc.	Delaware

Niagara Holdco LLC	Delaware

Niagara II, L.P.	Tennessee

Nigeria International Bank Nominees Limited	Nigeria

Nikko AM (Cayman) Ltd.	Cayman Is.

Nikko Americas Holding Co., Inc.	New York

Nikko Asset Management (Mauritius) Ltd.	Mauritius

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Nikko Asset Management Americas, Inc.	New York

Nikko Asset Management Co., Ltd.	Japan

Nikko Asset Management Europe Ltd.	England

Nikko Asset Management Luxembourg S.A.	Luxembourg

Nikko Asset Management Singapore Ltd.	Singapore

NIKKO BANK (Luxembourg) S.A.	Luxembourg

Nikko Business Systems Co., Ltd.	Japan

Nikko Capital No.1 Investment Enterprise Partnership	Japan

Nikko Citi Business Services Inc.	Japan

Nikko Citi Holdings Inc.	Japan

Nikko Citigroup Limited	Japan

Nikko Citigroup Services Limited	Japan

Nikko Cordial (Shanghai) Investment Consulting Co., Ltd.	China

Nikko Cordial Alternative Investments Partnership	Japan

Nikko Cordial Holdings Limited	Cayman Is.

Nikko Cordial Securities Inc.	Japan

Nikko Cordial Securities Investment Enterprise Partnership	Japan

Nikko Cordial Treasury Co., Ltd.	Japan

Nikko Energy Limited	England

Nikko Financial Intelligence, Inc.	Japan

Nikko Fleet Holdings NV	Belgium

Nikko Global Asset Management Ltd.	England

Nikko Global Investments (Cayman) Ltd.	Cayman Is.

NIKKO GLOBAL WRAP LTD.	Japan

Nikko Healthcare Limited	England

Nikko Investor Relations Co., Ltd.	Japan

Nikko Pension Consulting Co., Ltd.	Japan

Nikko Principal Finance Co., Ltd	Japan

Nikko Principal Investments Japan Ltd.	Japan

Nikko Principal Investments Limited	England

Nikko Properties Corporation	Japan

Nikko Property Limited	England

Nikko Real Estate Co., Ltd.	Japan

Nikko Securities Global Holdings	England

Nikko Securities No.1 Investment Enterprise Partnership	Japan

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Nikko Systems Solutions, Ltd.	Japan

Nikko Waste Holdings NV	Belgium

Nimer & Co., L.L.C.	Delaware

Nippon Real Estate Investment	Cayman Is.

Niseko Village KK	Japan

Nitesh Residency Hotels Private Limited	India

Noida Cyberpark Private Limited	India

Nore Aircraft Ltd.	Japan

Northern China German Auto Company Limited	Hong Kong

Norwich Property Trust Limited	England

Nostro Investment Corporation	Delaware

Novel Plaza Company Ltd.	Hong Kong

NPI Holdings, Inc.	Japan

NPI Ventures Limited	England

NPIL HoldCo Limited	England

NSPL, Inc.	New York

NT Europe S.r.l.	Italy

Nueva Promotora de Sistemas de Teleinformatica, S.A. de C.V.	Mexico

Obsluga Funduszy Inwestycyjnych Spolka z o.o.	Poland

Oeste Participacoes S.A.	Brazil

OHCCF CBNA Loan Funding LLC	Delaware

OHCCF CFPI Loan Funding LLC	Delaware

OHH Loan Funding LLC	Delaware

OHH2 Loan Funding LLC	Delaware

OHP CBNA Loan Funding LLC	Delaware

OHP CFPI Loan Funding LLC	Delaware

Old Lane (UK), LLP	England

Old Lane Hedge Fund GP LLC	Delaware

Old Lane India GP LLC	Delaware

Old Lane International Ltd.	Channel Is.

Old Lane LP	Delaware

Old Lane Management Lux SARL	Luxembourg

Old Lane Nova Scotia ULC	Canada

Old Lane Partners GP LLC	Delaware

Old Lane Partners LP	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Old Lane UK Holdings, Limited	England

One Hunter Street - PGI LLC	New York

One-to-One Direct., Ltd.	Japan

Opal Corporation (NFR) S.a r.l.	Luxembourg

Opal Corporation S.a.r.l.	Luxembourg

Opportunity Mem S.A.	Brazil

Orbitech Limited	India

Orchard Aircraft Ltd.	Japan

Orchid Aircraft Ltd.	Japan

Ostrava Office a.s.	Czech Republic

Pall Mall Bermuda Limited	England

Pall Mall Collections Limited	England

Pall Mall Directories Limited	England

Pall Mall Finance Limited	England

Pall Mall Germany Limited	England

Pall Mall Healthcare Limited	England

Pall Mall HoldCo (Australia) Limited	England

Pall Mall Holdings Australia 2007 Limited	Australia

Pall Mall Hotels Limited	England

Pall Mall Leasing (Australia) Limited	England

Pall Mall Life Limited	England

Pall Mall Waste Ltd.	England

Pall Mall Wellness Limited	England

Palliser Nominees Limited	New Zealand

Payment Services Asia, LLC	Delaware

Payment Services International, LLC	Delaware

PayQuik Limited	England

PayQuik.com, Inc.	Delaware

PB-SB 1983 I	New York

PB-SB 1985 VII	New York

PB-SB 1988 III	New York

PCI Investors A, LLC	Delaware

PDP Inc	Pennsylvania

Pebble Beach CBNA Loan Funding LLC	Delaware

Pebble Beach CFPI Loan Funding LLC	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Pedcor Investments-2005-LXXIII, L.P.	Missouri

Pembroke CBNA Loan Funding LLC	Delaware

Pembroke CFPI Loan Funding LLC	Delaware

Pembroke Quilter (Ireland) Nominees Limited	Ireland

Peninsula CBNA Loan Funding LLC	Delaware

Pensiones Banamex, S.A. de C.V., Integrante del Grupo Financiero Banamex	Mexico

Peny & Co., L.L.C.	Delaware

Peregrine Investments, LLC	Maryland

Perennially Green, Inc.	New York

Permolex International, L.P.	Canada

Perpetual Infracon Private Limited	India

PFS Investments Inc.	Georgia

PFS T.A., Inc.	Delaware

PFSL Investments Canada Ltd.	Canada

Phibro (Asia) Pte Ltd	Singapore

Phibro Commodities Fund II SLP LLC	Delaware

Phibro Energy Production, Inc.	Delaware

Phibro Funds GP LLC	Delaware

Phibro GmbH	Switzerland

Phibro Limited	England

Phibro LLC	Delaware

Phibro Oil Fund A LP	Delaware

Phibro Oil Fund B LP	Delaware

Phibro Resources Corp.	Delaware

Phinda Pty. Limited	Australia

Pipestone River Finance ULC	Canada

Planeacion de Recursos Humanos, S.A. de C.V.	Mexico

Plata,S.A.	Guatemala

PLB Partners GP, LLC	Delaware

PLB Partners JV, LP	Delaware

PLB Partners, LP	Delaware

Pontonia Holding (NFR) B.V.	Netherlands

Pontonia Holding B.V.	Netherlands

Pop Trophy I Inc.	New York

Pop Trophy Inc.	New York

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Positive Capital Corp.	British Virgin Is.

Powell Duffryn (International) Limited	England

Powell Duffryn (USA) Limited	Delaware

Powell Duffryn Holdings BV	Netherlands

Powell Duffryn Investments (UK) Limited	England

Powell Duffryn Investments Limited	England

Powell Duffryn Limited	England

Powerton Generation II, LLC	Delaware

PPM Riviera CBNA Loan Funding LLC	Delaware

PPM Riviera CFPI Loan Funding LLC	Delaware

Prestige (U.S.) Limited	United States

Prestige Acquisitions Limited	England

PRH de Fondos Banamex, S.A. de C.V.	Mexico

PRH-Afore Banamex, S.A. de C.V.	Mexico

Primasia Securities (Asia) Limited	Hong Kong

Primerica Client Services Inc. <Canada>	Canada

Primerica Client Services, Inc. <USA>	Delaware

Primerica Convention Services, Inc.	Georgia

Primerica Finance Corporation	Delaware

Primerica Financial Marketing Partnership	Delaware

Primerica Financial Services (Canada) Ltd.	Canada

Primerica Financial Services Agency of New York, Inc.	New York

Primerica Financial Services Home Mortgages Limited Partnership of Arizona	Delaware

Primerica Financial Services Home Mortgages Limited Partnership of Ohio	Ohio

Primerica Financial Services Home Mortgages, Inc.	Georgia

Primerica Financial Services Insurance Marketing of Maine, Inc.	Maine

Primerica Financial Services Insurance Marketing of Nevada, Inc.	Nevada

Primerica Financial Services Insurance Marketing of Wyoming, Inc.	Wyoming

Primerica Financial Services Insurance Marketing, Inc.	Delaware

Primerica Financial Services Ltd.	Canada

Primerica Financial Services of Alabama, Inc.	Alabama

Primerica Financial Services, Inc.	Nevada

Primerica Insurance Agency of Massachusetts, Inc.	Massachusetts

Primerica Insurance Marketing Services of Puerto Rico, Inc.	Puerto Rico

Primerica Insurance Services of Louisiana, Inc.	Louisiana

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Primerica Life Insurance Company	Massachusetts

Primerica Life Insurance Company of Canada	Canada

Primerica Life Investments LLC	Delaware

Primerica Services, Inc.	Georgia

Primerica Shareholder Services	Georgia

Principal Mortgage Reinsurance Co.	Vermont

Private Selections, LLC	Delaware

Procesadora de Plasticos Comerciales, S.A.	Mexico

Project Ocean LLC	Delaware

Promotora de Bienes y Servicios Banamex, S.A. de C.V.	Mexico

Promotora de Sistemas de Teleinformatica, S.A. de C.V.	Mexico

Prosix, S.A.	Costa Rica

Protean CBNA Loan Funding LLC	Delaware

Provencred 1	Cayman Is.

Provencred 2	Cayman Is.

Providence Associates, Ltd.	Bahamas

PT. Citigroup Finance Indonesia	Indonesia

PT. Citigroup Securities Indonesia	Indonesia

PTRS CBNA Loan Funding LLC	Delaware

PTRS CFPI Loan Funding LLC	Delaware

QGCI Nominees Limited	Jersey, Channel Is.

Quadra Estate S.a r.l.	Luxembourg

Quadra Hamburg 2 S.a r.l.	Luxembourg

Quadra Hamburg S.a r.l.	Luxembourg

Quadra Kaiserslautern S.a.r.l.	Luxembourg

Quadra Mainz BZ S.a.r.l.	Luxembourg

Quadra Mainz Telekom S.a r.l.	Luxembourg

Quadra Mainz Volkspark S.a r.l.	Luxembourg

Quadra Stuttgart S.a r.l.	Luxembourg

Queen Properties of LA, L.P.	California

Quilpep Nominees Limited	England

Quilter & Co. Limited	England

Quilter Employee Share Ownership Plan Trust	Jersey, Channel Is.

Quilter Holdings Limited	England

Quilter Nominees Limited	England

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Rangers CBNA Loan Funding LLC	Delaware

Rangers CFPI Loan Funding LLC	Delaware

Rapid Remit Services L.L.C.	Delaware

Raymond James Affordable Housing Fund 3, LLC	Delaware

RCP Capital, LLC	Delaware

Receivable Management Services International, Inc.	Delaware

Reciba Networks Inc.	Panama

Recipot S. de R.L. de C.V.	Mexico

Redmond Crest Corp.	British Virgin Is.

Regeneration Capital Limited	England

Registra Securita Trust GmbH	Germany

Related Capital Housing Partnership, l, LP	Delaware

Remesas Familiares Cuscatlan S.A.de C.V.	El Salvador

Renaissance Finance I, LLC	Delaware

Renwick & Spring	Delaware

Repfin Ltda.	Brazil

re-plus Residential Construction 2 TMK	Japan

Ret Participacoes S.A.	Brazil

R-H Capital Partners, L.P.	Delaware

R-H Capital, Inc.	Delaware

R-H Venture Capital, LLC	Delaware

R-H/Travelers, L.P.	Delaware

Rio Bogan Empreendimentos e Participacoes Ltda.	Brazil

Rivendell CBNA Loan Funding LLC	Delaware

Rivendell CFPI Loan Funding LLC	Delaware

Robinson-Humphrey Netlanta(sm) Fund I, L.P.	Georgia

Roebuck II Investments Limited	British Virgin Is.

Roebuck Investments Limited	British Virgin Is.

Rosebud Capital Inc.	Delaware

RP Babelsberg S.a r.l	Luxembourg

RP Bergen S.a r.l.	Luxembourg

RP Kosmoscentre S.a r.l	Luxembourg

RP Medicentre S.a r.l	Luxembourg

RP Oder S.a r.l.	Luxembourg

RP Ruegen S.a r.l.	Luxembourg

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

RP Schwedt S.a r.l.	Luxembourg

RP Waldstadt S.a r.l.	Luxembourg

S.G. Kikaku K.K.	Japan

S.P.L., Inc.	Delaware

Sa Pemba BV	Netherlands

Safety First Trust Series 2006-1	Delaware

Safety First Trust Series 2007-1	Delaware

Safety First Trust Series 2007-2	Delaware

Safety First Trust Series 2007-3	Delaware

Safety First Trust Series 2007-4	Delaware

Safety First Trust Series 2008-1	Delaware

Safety First Trust Series 2008-2	Delaware

Safety First Trust Series 2008-3	Delaware

Safety First Trust Series 2008-4	Delaware

Safety First Trust Series 2008-6	Delaware

Sagres - Sociedade de Titularizacao de Creditos, S.A.	Portugal

Salomon Brothers Variable Large Cap Growth Fund	New York

Sansara Hotels India Private Limited	India

Saturn (Cayman) Holdings	Cayman Is.

Saturn Ventures, LLC	Delaware

SB Cayman Holdings I Inc.	Delaware

SB Cayman Holdings II Inc.	Delaware

SB Cayman Holdings III Inc.	Delaware

SB Cayman Holdings IV Inc.	Delaware

SB Plano Corporation	Texas

SBHU Life Agency of Arizona, Inc.	Arizona

SBHU Life Agency of Indiana, Inc.	Indiana

SBHU Life Agency of Ohio, Inc.	Ohio

SBHU Life Agency of Oklahoma, Inc.	Oklahoma

SBHU Life Agency of Texas, Inc.	Texas

SBHU Life Agency of Utah, Inc.	Utah

SBHU Life Agency, Inc.	Delaware

SBHU Life Insurance Agency of Massachusetts, Inc.	Massachusetts

SBS Insurance Agency of Hawaii, Inc.	Hawaii

SBS Insurance Agency of Idaho, Inc.	Idaho

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

SBS Insurance Agency of Maine, Inc.	Maine

SBS Insurance Agency of Montana, Inc.	Montana

SBS Insurance Agency of Nevada, Inc.	Nevada

SBS Insurance Agency of South Dakota, Inc.	South Dakota

SBS Insurance Agency of Wyoming, Inc.	Wyoming

SBS Insurance Brokerage Agency of Arkansas, Inc.	Arkansas

SBS Insurance Brokers of Kentucky, Inc.	Kentucky

SBS Insurance Brokers of New Hampshire, Inc.	New Hampshire

SBS Insurance Brokers of North Dakota, Inc.	North Dakota

SBS Life Insurance Agency of Puerto Rico, Inc.	Puerto Rico

Scanports Limited	England

Scanports Shipping, Inc.	Delaware

Schoeller Textil Verwaltungs Gmbh	Germany

Schoeller Textile Netherlands B.V.	Netherlands

Schofield Developments Limited	British Virgin Is.

Schroder Wertheim & Co. Inc. 1996 European Investment Partnership L.P.	Delaware

Schroder Wertheim Holdings I Inc.	Delaware

Schroders Malaysia (L) Berhad	Malaysia

Scott Aircraft Ltd.	Japan

Scottish Provident (Irish Holdings) Limited	Ireland

SDL 1 Investor, L.P.	England & Wales

Sears Life Insurance Company	Texas

Sechsundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

Sechzehnte Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

Second Bai Yun Aircraft Ltd.	Japan

Secundus Nominees (Jersey) Limited	Jersey, Channel Is.

Seguros Banamex, S.A. de C.V., Integrante del Grupo Financiero Banamex	Mexico

Seguros Cuscatlan de Honduras, S.A.	Honduras

Seguros e Inversiones S.A.	El Salvador

Seksun Array Electronics (Suzhou) Co., Ltd	China

Seksun Array Sdn Bhd	Malaysia

Seksun Array Technology Pte Ltd	Singapore

Seksun International Pte Ltd	Singapore

Seksun Investments Pte Ltd	Singapore

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Seksun Precision Engineering (M) Sdn Bhd	Malaysia

Seksun Tech (H.K.) Co., Limited	Hong Kong

Seksun Technology (Johor) Sdn Bhd	Malaysia

Seksun Technology (Suzhou) Co., Ltd	China

Seksun Technology (Thailand) Co., Ltd	Thailand

Seksun Tooling Technical Center (Suzhou) Co., Ltd	China

Sepraci 1 LLC	Delaware

Sepraci 3 LLC	Delaware

Servicios Comerciales S.A.C.I.M. y F.	Argentina

Servicios Corporativos Afore Banamex, S.A. de C.V.	Mexico

Servicios Corporativos Credito Familiar, S.A. de C.V.	Mexico

Servicios Corporativos de Finanzas, S.A. de C.V.	Mexico

Servicios Corporativos SBA, S.A. de C.V.	Mexico

Servicios Ejecutivos Banamex, S.A. de C.V.	Mexico

Servifondos, S.A. de C.V.	Mexico

Seven I Loan Funding LLC	Delaware

Seven II Loan Funding LLC	Delaware

Seven World Holdings LLC	Delaware

Seven World Technologies, Inc	Delaware

SFJV 2004-B, LLC	Delaware

SFL—Delaware LLC	Delaware

Shaanxi Ginwa Auto Trade Company Limited	China

Shanghai Bell-Pact Consulting Limited	China

Shanghai Moon River Property Co. Ltd.	China

Shanghai Yong Tai Real Estate Development Company Ltd.	China

Siebenundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

SIL Loan Funding LLC	Delaware

SIL2 Loan Funding LLC	Delaware

Silver Crest CBNA Loan Funding LLC	Delaware

Silver Crest CFPI Loan Funding LLC	Delaware

SISA, VIDA, S.A., Seguros de Personas	El Salvador

Skeet Nominees Pty Ltd	Australia

SKY CBNA Loan Funding LLC	Delaware

SKY CFPI Loan Funding LLC	Delaware

SLC Student Loan Receivables I, Inc.	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Smile Holdings Inc.	Japan

Smile Staff Co., Ltd.	Japan

Smith Barney (Ireland) Limited	Ireland

Smith Barney AAA Energy Fund L.P.	New York

Smith Barney Bristol Energy Fund L.P.	New York

Smith Barney Cayman Islands, Ltd.	Cayman Is.

Smith Barney Consulting Partnership, LP	Delaware

Smith Barney Credit Services (Cayman) Ltd.	Cayman Is.

Smith Barney Diversified Futures Fund L.P.	New York

Smith Barney Diversified Futures Fund L.P. II	New York

Smith Barney Investors L.P.	Delaware

Smith Barney Life Agency Inc.	Louisiana

Smith Barney Potomac Futures Fund, L.P.	New York

Smith Barney Private Trust Company (Cayman) Limited	Cayman Is.

Smith Barney Private Trust GmbH	Switzerland

Smith Barney Realty, Inc.	Delaware

Smith Barney Risk Investors, Inc.	Delaware

Smith Barney Tidewater Futures Fund L.P.	New York

Smith Barney Venture Corp.	Delaware

Smith Barney Warrington Fund L.P.	New York

Smith Barney Westport Futures Fund L.P.	New York

Snowdonia (NFR) S.a r.l.	Luxembourg

Snowdonia S.a.r.l.	Luxembourg

Socie Beauty Academy Co., Ltd.	Japan

Socie World Co., Ltd.	Japan

SOL Loan Funding LLC	Delaware

SOL2 Loan Funding LLC	Delaware

Soluciones Integrales para tu Futuro, S.A. de C.V.	Mexico

Solvencia, S.A.	Guatemala

SOMANAD 1 LLC	Delaware

Southside Thermal Sciences (STS) Limited	England

Sparks CBNA Loan Funding LLC	Delaware

Sparks CFPI Loan Funding LLC	Delaware

Spentex (Netherlands) B.V.	Netherlands

Spentex (Singapore) Pte. Ltd.	Singapore

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Spentex Tashkent Toytepa LLC	Uzbekistan

SPL 1, Inc.	New York

Spring Hollow Logan LLC	Utah

SSS I CBNA Loan Funding LLC	Delaware

SSS I CFPI Loan Funding LLC	Delaware

Stafedouble, S.L.	Spain

Stately & Co., L.L.C.	Delaware

Stewart Heights LLC	North Carolina

Stichting TST Dutch Foundation	Netherlands

STK CBNA Loan Funding LLC	Delaware

STK CFPI Loan Funding LLC	Delaware

Storms & Co., L.L.C.	Delaware

Structured Products Corp	Delaware

STT, LLC	Delaware

Stuart & Co., L.L.C.	Delaware

Student Loan Corporation, The	Delaware

Suir Aircraft Ltd.	Japan

Sumter Place Housing, LLC	South Carolina

Sundance Investment, LLC	Delaware

SunMattoon, L.P.	Illinois

Super Plus Limited	Hong Kong

Supernova (Cayman) Limited	Cayman Is.

Supernova Holdings (Singapore) Pte Ltd	Singapore

Sustainable Development Investments Partnership I, L.P.	Delaware

Sustainable Development Investments, LLC	Delaware

SW Holdings Inc.	Japan

Sweeney & Co., L.L.C.	Delaware

Sweet River Fund Delaware LLC	Delaware

Sydney Aircraft Ltd.	Japan

T.F. Capital Investors II L.P.	Delaware

T.F. Capital Investors II Offshore L.P.	Cayman Is.

T.I.M.L. S. de R.L. de C.V.	Mexico

Taiwan Socie World Company Ltd.	Taiwan

Tarjetas Banamex, S.A. De C.V., Sofom, E.R.	Mexico

Tarjetas Cuscatlan, S.A.	Guatemala

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Tarjetas de Oro S.A. de C.V.	El Salvador

TCEP Participation Corp.	New York

TCF C/F, LLC	Delaware

TCF C/F-2, LLC	Delaware

TCP Corp.	Delaware

Teesside Holdings Limited	England

Tele Fundo de Investimento em Acoes	Brazil

Telecomunicaciones Holding Mx, S. de R.L. de C.V.	Mexico

Telinvest S.A.	Brazil

Tenedora Agusta, SAPI	Mexico

Terrapin Point LLC	Delaware

Tertius Nominees (Jersey) Limited	Jersey, Channel Is.

TGI Citigroup I Ltd.	Cayman Is.

TGI Citigroup II Ltd.	Cayman Is.

THC2 Loan Funding LLC	Delaware

The Associates Payroll Management Service Company, Inc.	Delaware

The Citigroup Private Bank Employee Co-Investment Program (Feeder), Ltd.	Cayman Is.

The Citigroup Private Bank Employee Co-Investment Program II, LP	Delaware

The CPB Employee Co-Investment Program (Feeder) II, Ltd.	Cayman Is.

The Geneva Companies, LLC	Delaware

The Geneva Group, LLC	Delaware

The Manhattan Macau Development Ltd.	Macau

THE NIKKO ENTERPRISES CO., LTD.	Japan

The Nikko Merchant Bank (S) Ltd	Singapore

The Putman Management Limited	Hong Kong

The Realty of Related Group-Vallarta, S. de R.L. de C.V.	Mexico

The Yield Book Inc.	Delaware

Third Bai Yun Aircraft Ltd.	Japan

Thomson Regional Newspapers Limited	England

Thomson Regional Newspapers Pension Fund	England

Thomson Regional Newspapers Pension Trust Limited	England

Tianjin Supreme Legend Auto Trading Company Limited	China

Tiger Holdings Alpha Inc.	Japan

Tiger Holdings Inc.	Japan

Tishman Speyer European Strategic Office Fund L.P.	England

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Tishman Speyer/Citigroup Alternative Investments Associates V (Domestic), L.L.C.	Delaware

Tishman Speyer/CItigroup Alternative Investments International Real Estate Venture V, C.V.	Netherlands

Tishman Speyer/Citigroup Alternative Investments International Real Estate Venture V, L.P.	Delaware

Tishman Speyer/Citigroup Alternative Investments Real Estate Venture IV, L.L.C.	Delaware

Tishman Speyer/Citigroup Alternative Investments U.S. Real Estate Venture V, L.P.	Delaware

TLP S.A.	Panama

Tonawanda II, L.P.	Tennessee

Total Alpha Investment Fund Management Company S.A.	Luxembourg

Translatin Satellite Communications Services Inc.	Bahamas

Transwealth Logistics (Tianjin) Co., Ltd.	China

Travelers Auto Leasing Corporation	Delaware

TRG Garrobo, S. de R.L. de C.V.	Mexico

Tribeca Aviation Partners II, L.L.C.	Delaware

Tribeca Aviation Partners, L.L.C.	Delaware

Tribeca Global Investments L.P.	Cayman Is.

Tribeca Global Management (Europe) Ltd	England

Tribeca Global Management LLC	Delaware

Triones Amusement Holdings Y.K.	Japan

Triton Insurance Company	Texas

Trumbull THC2 CFPI Loan Funding LLC	Delaware

TRV Employees Investments, Inc.	Delaware

TSB Real Estate Fund, L.P.	Delaware

TSB REF GP, LLC	Delaware

TST International Fund V CV, GP, L.L.C.	Delaware

TST International Fund V, GP, LLC	Delaware

Turavent Oil AG	Switzerland

Turkish Pharma Holdings Limited	Cayman Is.

Turkish Pharma Lux S.a.r.l.	Luxembourg

Tuscany International Holding, Inc.	Panama

TVH Estates Chennai Private Limited	India

Tyler Limited	Cayman Is.

U Broker Comercializadora de Seguros, S.A.	Costa Rica

U.S.A. Institutional Tax Credit Fund L, LP	Delaware

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

U.S.A. Institutional Tax Credit Fund LIII L.P.	Delaware

U.S.A. Institutional Tax Credit Fund LIX L.P.	Delaware

U.S.A. Institutional Tax Credit Fund XLIX L.P.	Delaware

U.S.A. Institutional Tax Credit Fund XLVIII, LP	Delaware

U.S.A. Institutional Tax Credit Fund XXXIII, LP	Delaware

UAB “CPIO Gulbinai Gardens Holdings”	Lithuania

UAS Services Japan Limited	Japan

ULT CBNA Loan Funding LLC	Delaware

ULT CFPI Loan Funding LLC	Delaware

Umbrella Asset Services Hong Kong Limited	Hong Kong

Umbrella Asset Services Korea Ltd.	Korea, Republic of

Umut Ilaç Ticaret ve Sanayi A.S.	Turkey

Uniao-Gerenciamento de Bens C. p. A.	Brazil

United Auto Parts (Cayman) Limited	Cayman Is.

United Metal Co., Ltd	China

United Metal Finishing Co., Ltd	China

Universal Bancorp Services, Inc.	Delaware

Universal Card Services LLC	Delaware

Uno Broker Agencia De Seguros Y Fianzas, Sociedad Anonima	Guatemala

Uno Broker, S.A. <Honduras>	Honduras

Uno Broker, S.A. de C.V. <El Salvador>	El Salvador

Urban Park II, L.P.	Tennessee

UrbanEdge Hotels and Holdings Private Limited	India

UrbanEdge Hotels Private Limited	India

Urumqi Yanbao Auto Sales and Service Company Limited	China

Valores Cuscatlan de Panama, S.A.	Panama

Valores Cuscatlan S.A. de C.V.	El Salvador

Verdugo Trustee Service Corporation	California

Verochris Corporation	Delaware

Vialattea LLC	Delaware

Victoria Court CBNA Loan Funding LLC	Delaware

Victoria Court CFPI Loan Funding LLC	Delaware

Victory Associates, L.P.	Mississippi

Vidacos Nominees Limited	England

Vidapass, Sociedad Anonima de Capital Variable	Mexico

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Vierundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

Vilnius Residential Holdings S.a r.l.	Luxembourg

VS CBNA Loan Funding LLC	Delaware

VS CFPI Loan Funding LLC	Delaware

Warrington GP LLC	Delaware

Warrington LP LLC	Delaware

Wasco Funding Corp.	New York

Washington & Watts LLC	Delaware

Wave CBNA Loan Funding LLC	Delaware

WAVE CFPI Loan Funding LLC	Delaware

Weber & Co., L.L.C.	Delaware

Wertheim Energy Corporation	Delaware

West Ocean II, LLC	Delaware

Western and Clay LLC	Delaware

White One Asset Securitization Specialty Limited	Korea, Republic of

White River Y.K.	Japan

Windsor Capital YK	Japan

Wintergarden Resorts KK	Japan

Winthorpe LLC	Delaware

Wooster CBNA Loan Funding LLC	Delaware

Wooster CFPI Loan Funding LLC	Delaware

World Leasing Holding Inc.	Delaware

World Subordinated Debt Partners, L.P.	Delaware

WRRH Investors, LLC	Delaware

Xian Ginwa BMW Auto Service Company Limited	China

Y.K. Replus Road 8	Japan

YK PC One	Japan

Yonder Investment Corporation	Delaware

Yorkville CBNA Loan Funding LLC	Delaware

Yorkville CFPI Loan Funding LLC	Delaware

YOU HITS CONDITIONAL ACCESS SERVICES PRIVATE LIMITED	India

YOU Telecom (Mauritius) Limited	Mauritius

YOU Telecom India Private Limited	India

Yugen Kaisha Equus Credit Management	Japan

Yugen Kaisha New Toko Hotel Management	Japan

Exhibit 21.01 Citigroup Inc. Subsidiaries as of December 31, 2008

Yugen Sekinin Chukan Houjin Amusement Holdings	Japan

YVR Airport Services Ltd.	Canada

ZAO “Citigroup Global Markets”	Russia

ZAO KB “Citibank”	Russia

Zehnte Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

ZF Array Technology, Incorporated	United States

Zwoelfte Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany